C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2022 and 2021 and

for the years ended December 31, 2022, 2021 and 2020

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

Audit Committee of the Board of Directors

C.M. Life Insurance Company:

Opinions

We have audited the financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2022 and 2021, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the three-year period ended December 31, 2022, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the three-year period ended December 31, 2022 in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the three-year period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

March 7, 2023

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	As of
	December 31,
	2022	2021
	($ In Millions Except for Par Value)
Assets:
Bonds	$3,736	$3,989
Preferred stocks	7	8
Common stocks – subsidiary and affiliates	275	289
Common stocks – unaffiliated	2	7
Mortgage loans	918	1,047
Policy loans	146	146
Partnerships and limited liability companies	171	179
Derivatives	724	630
Cash, cash equivalents and short-term investments	57	146
Other invested assets	334	290
Total invested assets	6,370	6,731
Investment income due and accrued	105	108
Federal income taxes	32	13
Net deferred income taxes	23	32
Other than invested assets	16	59
Total assets excluding separate accounts	6,546	6,943
Separate account assets	1,553	2,129
Total assets	$8,099	$9,072
Liabilities:
Policyholders’ reserves	$3,709	$3,881
Liabilities for deposit-type contracts	68	72
Contract claims and other benefits	8	44
Transfers due from separate accounts	(2)	(3)
Payable to parent	24	16
Asset valuation reserve	93	105
Collateral	203	172
Derivatives	480	630
Other liabilities	183	392
Total liabilities excluding separate accounts	4,766	5,309
Separate account liabilities	1,553	2,129
Total liabilities	6,319	7,438
Capital and surplus:
Common stock, $200 par value 50,000 shares authorized, 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	450
Surplus	1,327	1,181
Total capital and surplus	1,780	1,634
Total liabilities and capital and surplus	$8,099	$9,072

See accompanying notes to statutory financial statements

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C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATION

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Revenue:
Premium income	$224	$277	$279
Net investment income	268	280	279
Fees and other income	99	100	99
Total revenue	591	657	657
Benefits, expenses and other deductions:
Policyholders’ benefits	641	618	575
Change in policyholders’ reserves	(276)	(168)	(159)
General insurance expenses	60	65	78
Commissions	37	41	41
State taxes, licenses and fees	9	9	10
Other deductions	(23)	(5)	(4)
Total benefits, expenses and other deductions	448	560	541
Net gain from operations before federal income taxes	143	97	116
Federal income tax expense	19	11	7
Net gain from operations	124	86	109
Net realized capital gains (losses)	16	2	(7)
Net income	$140	$88	$102

See accompanying notes to statutory financial statements

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C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Capital and surplus, beginning of year	$1,634	$1,739	$1,735
Net increase (decrease) due to:
Net income	140	88	102
Change in net unrealized capital income (loss), net of tax	169	(10)	37
Change in net unrealized foreign exchange capital losses, net of tax	(49)	(18)	34
Change in other net deferred income taxes	35	14	(27)
Change in nonadmitted assets	(41)	3	29
Change in reserve valuation basis	-	-	3
Change in asset valuation reserve	12	(2)	4
Dividend paid	(163)	(173)	(173)
Contributions received	50	-	-
Other	(7)	(7)	(5)
Net increase (decrease)	146	(105)	4
Capital and surplus, end of year	$1,780	$1,634	$1,739

See accompanying notes to statutory financial statements

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C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
	December 31,
	2022	2021	2020
	(In Millions)
Cash from operations:
Premium collected net of reinsurance	$317	$383	$374
Net investment income	247	287	270
Benefit payments	(625)	(643)	(568)
Net transfers from separate accounts	106	149	122
Commissions and other expenses	(99)	(123)	(142)
Federal and foreign income taxes paid	(39)	(24)	(15)
Net cash (applied to) from operations	(93)	29	41
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	727	873	682
Preferred and common stocks – unaffiliated	4	7	5
Mortgage loans	161	130	111
Partnerships and limited liability companies	41	19	11
Derivatives	(168)	(21)	115
Other	(46)	64	(54)
Total investment proceeds	719	1,072	870
Cost of investments acquired:
Bonds	(528)	(802)	(904)
Preferred and common stocks – unaffiliated	(1)	(5)	-
Common stocks – affiliated	(1)	(2)	(2)
Mortgage loans	(37)	(234)	(120)
Partnerships and limited liability companies	(32)	(25)	(22)
Derivatives	(12)	(8)	(5)
Total investments acquired	(611)	(1,076)	(1,053)
Net decrease (increase) in policy loans	-	7	(2)
Net cash from (applied to) investing activities	108	3	(185)
Cash from financing and miscellaneous sources:
Net (withdrawals) deposits on deposit-type contracts	(6)	1	(18)
Change in collateral	37	(83)	134
Dividend paid	(163)	(173)	(173)
Contribution received	50	-	-
Other cash (used) provided	(22)	34	73
Net cash (to) from financing and miscellaneous sources	(104)	(221)	16
Net change in cash, cash equivalents and short-term investments	(89)	(189)	(128)
Cash, cash equivalents and short-term investments, beginning of year	146	335	463
Cash, cash equivalents and short-term investments, end of year	$57	$146	$335

See accompanying notes to statutory financial statements

7

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.       Nature of operations

These statutory financial statements include C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company is domiciled in the State of Connecticut. It provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Digital Distribution (DD), Institutional Solutions (IS) and Workplace Solutions distribution channels.

MMFA is a sales force of financial professionals that operate in the U.S. MMFA sells individual life and individual annuities. The Company’s DD channel sells individual life primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel places group life insurance.

2.       Summary of significant accounting policies

a.       Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting principles are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity (HTM)
•	Changes in the fair value of derivative financial instruments are recorded as changes in capital and surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge
•	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value
•	Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation
•	Certain majority-owned subsidiaries are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities
•	Starting on January 1, 2022, the Company adopted the current expected credit loss (CECL) impairment model for U.S. GAAP, which only applies to financial assets carried at amortized cost, including mortgage loans, equipment loans, HTM debt securities, and trade, lease, reinsurance and other receivables. CECL is based on expected credit losses rather than incurred losses. All financial assets within scope of CECL will have a credit loss allowance. Refer to Note 2dd. “Net realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI
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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Policyholders’ liabilities

•	Statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest
•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital gains (losses)

•	After-tax realized capital (losses) gains that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Capital and surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve
•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Capital and Surplus, whereas U.S. GAAP reported these changes in net realized capital gains (losses) in 2021 and adopted the CECL impairment model in 2022
•	Statutory Statements of Changes in Capital and Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses) as other comprehensive income
•	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.       Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

c.       Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.       Common stock - subsidiary and affiliate

The Company accounts for the value of its subsidiary and affiliate, primarily, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Capital and Surplus. Dividends are recorded in net investment income when declared. The cost basis of common stock – subsidiary and affiliate is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

e.       Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

f.       Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.       Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

h.       Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to

11

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the amount of those guaranteed obligations or commitments.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

i.        Derivatives

Derivatives are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

j.        Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

k.       Investment income due and accrued

Accrued investment income consists primarily of interest, which is recognized on an accrual basis.

l.        Other than invested assets

Other than invested assets primarily includes deferred and uncollected life insurance premium, reinsurance recoverables and other receivables.

m.      Separate accounts

Separate accounts and sub-accounts accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

The Company has only separate accounts classified as nonguaranteed for which the policyholder/contract holder assumes the investment risk.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

n.       Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, certain investments in partnerships and limited liability companies for which qualifying audits are not performed, advances and prepayments, investment income due and accrued, and certain other receivables. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against shareholder’s equity.

o.       Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

p.       Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving (PBR) under Valuation Manual (VM)-20 which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

On January 1, 2020, the Company transitioned from Actuarial Guideline 43 to VM-21 for valuing guaranteed living benefits on certain annuity products for statutory reserves

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

The fixed index annuity (FIA) product offers guaranteed lifetime withdrawal benefit (GLWB). A GLWB provides the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

Certain individual variable annuity and fixed annuity products offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statement of Operations.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

q.       Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

r.        Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

s.        Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

t.        Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Capital and Surplus.

u.       Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

v.       Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital (losses) gains, which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

w.       Other liabilities

Other liabilities primarily consist of interest due on derivatives, affiliated payables and remittances and items not allocated.

x.       Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

y.       Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and limited liability companies, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in shareholder’s equity net of tax.

3.       New accounting standards

Adoption of new accounting standards

In November 2021, the NAIC adopted modifications to SSAP No. 43R, Loan-Backed and Structured Securities, effective December 31, 2022. The modifications require investments in residual tranches to be reported as partnerships and limited liability companies. Residual tranches will be carried at the lower of amortized cost or fair value, with changes in value recorded as unrealized gains or losses. The modifications did not have a material effect on the Company’s financial statements.

In June 2022, the NAIC adopted modifications to SSAP No. 25, Affiliates and Other Related Parties and SSAP No. 43R, Loan-Backed and Structured Securities, effective December 31, 2022. The modifications clarify application of the existing affiliate definition and incorporate disclosure requirements for all investments that involve related parties, regardless of whether they meet the affiliate definition. The revisions to SSAP No. 43R also included additional clarifications that the investments from any arrangements that results in direct or indirect control, which include but are not limited to control through a servicer, shall be reported as affiliated investments. The modifications did not have a material effect on the Company’s financial statements.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.       Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2022
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$3	$3	$-	$3	$-
States, territories and possessions	12	12	-	12	-
Political subdivisions	14	14	-	14	-
Special revenue	76	76	-	76	-
Industrial and miscellaneous	3,411	3,069	-	1,230	1,839
Parent, subsidiaries and affiliates	220	194	-	37	157
Preferred stocks	7	7	1	-	6
Common stocks - subsidiaries and affiliates	23	23	18	-	5
Common stocks - unaffiliated	2	2	1	-	1
Mortgage loans - commercial	729	680	-	-	680
Mortgage loans - residential	189	171	-	-	171
Derivatives:
Interest rate swaps	602	602	-	602	-
Options	15	15	-	15	-
Currency swaps	104	104	-	104	-
Forward contracts	2	2	-	2	-
Financial futures	1	1	1	-	-
Cash, cash equivalents and short-term investments	57	57	14	43	-
Separate account assets	1,553	1,553	1,553	-	-
Financial liabilities:
Individual annuity contracts	2,871	2,769	-	-	2,769
Supplementary contracts	60	60	-	-	60
Derivatives:
Interest rate swaps	469	469	-	469	-
Options	6	6	-	6	-
Currency swaps	1	1	-	1	-
Forward contracts	4	4	-	4	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $252 million.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2021
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$3	$3	$-	$3	$-
All other governments	1	1	-	1	-
States, territories and possessions	14	17	-	17	-
Political subdivisions	16	19	-	19	-
Special revenue	93	112	-	112	-
Industrial and miscellaneous	3,686	3,987	-	1,925	2,062
Parent, subsidiaries and affiliates	176	173	-	5	168
Preferred stocks	8	10	-	-	10
Common stocks - subsidiaries and affiliates	24	24	19	-	5
Common stocks - unaffiliated	7	7	2	-	5
Mortgage loans - commercial	773	801	-	-	801
Mortgage loans - residential	274	275	-	-	275
Derivatives:
Interest rate swaps	553	553	-	553	-
Options	32	32	-	32	-
Currency swaps	36	36	-	36	-
Forward contracts	2	2	-	2	-
Financial futures	7	7	7	-	-
Cash, cash equivalents and short-term investments	146	146	73	73	-
Separate account assets	2,129	2,129	2,129	-	-
Financial liabilities:
Individual annuity contracts	3,039	3,585	-	-	3,585
Supplementary contracts	64	65	-	-	65
Derivatives:
Interest rate swaps	612	612	-	612	-
Options	10	10	-	10	-
Currency swaps	6	6	-	6	-
Forward contracts	2	2	-	2	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $265 million.

20

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as LIBOR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2022
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$-	$-	$10	$10
Preferred stocks	-	-	4	4
Common stocks - subsidiaries and affiliates	18	-	5	23
Common stocks - unaffiliated	-	-	2	2
Derivatives:
Interest rate swaps	-	602	-	602
Options	-	15	-	15
Currency swaps	-	104	-	104
Forward contracts	-	2	-	2
Financial futures	1	-	-	1
Separate account assets	1,553	-	-	1,553
Total financial assets carried at fair value	$1,572	$723	$21	$2,316
Financial liabilities:
Derivatives:
Interest rate swaps	$-	$469	$-	$469
Options	-	6	-	6
Currency swaps	-	1	-	1
Forward contracts	-	4	-	4
Total financial liabilities carried at fair value	$-	$480	$-	$480

For the year ended December 31, 2022, there were no significant transfers between Level 1 and Level 2.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2021
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$-	$3	$19	$22
Common stocks - subsidiaries and affiliates	20	-	4	24
Common stocks - unaffiliated	2	-	5	7
Derivatives:
Interest rate swaps	-	553	-	553
Options	-	32	-	32
Currency swaps	-	36	-	36
Forward contracts	-	2	-	2
Financial futures	7	-	-	7
Separate account assets	2,129	-	-	2,129
Total financial assets carried at fair value	$2,158	$626	$28	$2,812
Financial liabilities:
Derivatives:
Interest rate swaps	$-	$612	$-	$612
Options	-	10	-	10
Currency swaps	-	6	-	6
Forward contracts	-	2	-	2
Total financial liabilities carried at fair value	$-	$630	$-	$630

For the year ended December 31, 2021, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

The following presents changes in the Company’s Level 3 assets carried at fair value:

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/22										Balance as of 12/31/22
								Transfers
								In	Out	Other
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$19	$(1)	$(2)	$-	$1	$-	$-	$-	$-	$(7)	$10
Preferred stocks	-	-	(1)	-	-	-	-	-	-	5	4
Common stocks - subsidiaries and affiliates	4	-	17	1	(17)	-	-	-	-	-	5
Common stocks - unaffiliated	5	2	(3)	-	-	-	(2)	-	-	-	2
Total financial assets	$28	$1	$11	$1	$(16)	$-	$(2)	$-	$-	$(2)	$21

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/21										Balance as of 12/31/21
								Transfers
								In	Out	Other
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$10	$(2)	$-	$-	$10	$-	$-	$-	$-	$1	$19
Common stocks - subsidiaries and affiliates	1	-	2	-	-	-	-	-	-	1	4
Common stocks - unaffiliated	5	1	-	-	1	(2)	-	-	-	-	5
Derivatives:
Total financial assets	$16	$(1)	$2	$-	$11	$(2)	$-	$-	$-	$2	$28

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.       Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.       Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2022
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)
U.S. government and agencies	$3	$-	$-	$3
States, territories and possessions	12	-	-	12
Political subdivisions	14	-	-	14
Special revenue	76	3	3	76
Industrial and miscellaneous	3,411	14	356	3,069
Parent, subsidiaries and affiliates	220	-	26	194
Total	$3,736	$17	$385	$3,368

The December 31, 2022 gross unrealized losses exclude $2 million of losses included in the carrying value. These losses include $2 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

	December 31, 2021
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)
U.S. government and agencies	$3	$-	$-	$3
All other governments	1	-	-	1
States, territories and possessions	14	3	-	17
Political subdivisions	16	3	-	19
Special revenue	93	19	-	112
Industrial and miscellaneous	3,686	314	13	3,987
Parent, subsidiaries and affiliates	176	-	3	173
Total	$3,989	$339	$16	$4,312
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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The December 31, 2021 gross unrealized losses exclude $2 million of losses included in the carrying value. These losses include $2 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2022		2021
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)
1	Aaa/Aa/A	$1,838	49%	$1,886	48%
2	Baa	1,515	41	1,667	42
3	Ba	290	8	291	7
4	B	37	1	54	1
5	Caa and lower	40	1	58	1
6	In or near default	16	-	33	1
	Total	$3,736	100%	$3,989	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31,
	2022				2021
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)
1	$16	88%	$62	90%	$21	92%	$77	90%
2	1	6	2	3	1	4	2	2
3	1	6	2	3	1	4	3	3
4	-	-	1	1	-	-	2	2
5	-	-	2	3	-	-	1	1
6	-	-	-	-	-	-	2	2
	$18	100%	$69	100%	$23	100%	$87	100%

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2022 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)
Due in one year or less	$130	$129
Due after one year through five years	740	698
Due after five years through ten years	1,088	1,012
Due after ten years	1,779	1,529
Total	$3,737	$3,368

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Proceeds from sales	$422	$266	$305
Gross realized capital gains from sales	8	10	19
Gross realized capital losses from sales	(10)	(1)	(6)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2022
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$-	$-	1	$3	$-	1
All other governments	-	-	1	-	-	-
States, territories and possessions	7	-	6	-	-	-
Political subdivisions	7	1	7	-	-	-
Special revenue	41	3	37	-	-	2
Industrial and miscellaneous	1,997	225	1,277	509	133	426
Parent, subsidiaries and affiliates	23	2	10	171	24	9
Total	$2,075	$231	1,339	$683	$157	438
27

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The December 31, 2022 gross unrealized losses include $2 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in the industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2021
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$3	$-	1	$-	$-	-
Special revenue	-	-	-	-	-	1
Industrial and miscellaneous	480	6	304	125	9	134
Parent, subsidiaries and affiliates	173	3	2	-	-	-
Total	$656	$9	307	$125	$9	135

The December 31, 2021 gross unrealized losses include $2 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in the industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2022 and 2021, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2022, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $517 million. Securities in an unrealized loss position for less than 12 months had a fair value of $380 million and unrealized losses of $ 22 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $137 million and unrealized losses of $ 20 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2021, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $285 million. Securities in an unrealized loss position for less than 12 months had a fair value of $238 million and unrealized losses of $ 1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $47 million and unrealized losses of $2 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2022 or 2021, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $4 million as of December 31, 2022 and 2021.

28

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2022, RMBS had a total carrying value of $26 million and a fair value of $24 million, of which approximately 31%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $16 million and a fair value of $15 million. As of December 31, 2021, RMBS had a total carrying value of $38 million and a fair value of $41 million, of which approximately 42%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $22 million and a fair value of $23 million.

During the year ended December 31, 2022, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2022, total leveraged loans and leveraged loan CDOs had a carrying value of $752 million and a fair value of $727 million, of which approximately 76%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2021, total leveraged loans and leveraged loan CDOs had a carrying value of $724 million and a fair value of $732 million, of which approximately 72%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $69 million and fair value of $58 million as of December 31, 2022 and a carrying value of $87 million and fair value of $88 million as of December 31, 2021.

b.       Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2022	2021
	(In Millions)
Carrying value	$7	$8
Gross unrealized gains	-	2
Fair value	$7	$10
29

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2022, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $4 million in 7 issuers, $4 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2021, investments in preferred stocks in an unrealized loss position included holdings with a fair value of less than $1 million in 2 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2022 or 2021.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $3 million as of December 31, 2022 and $3 million as of December 31, 2021.

c.       Common stocks - subsidiary and affiliates

MML Bay State primarily provides variable life and bank-owned life insurance business. It declared and paid $26 million in dividends to the Company for the year ended December 31, 2022, $27 million in 2021 and $29 million in 2020. A majority of MML Bay State’s shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $25 million of shareholder’s equity is available for distribution to the shareholder in 2023 without prior regulatory approval. The Company does not rely on dividends from its subsidiary to meet its operating cash flow requirements.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2022 or 2021.

Summarized below is certain statutory financial information for MML Bay State:

	As of and for Years Ended December 31,
	2022	2021	2020
	(In Millions)
Total revenue	$(14)	$25	$18
Net income	15	19	12
Assets	5,023	5,463	5,352
Liabilities	4,771	5,198	5,077
Equity	252	265	275
30

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.       Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2022	2021
	(In Millions)
Adjusted cost basis	$1	$2
Gross unrealized gains	1	5
Carrying value	$2	$7

As of December 31, 2022, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million from 9 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2021, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million from 7 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2022 or 2021.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $1 million as of December 31, 2022 and $3 million as of December 31, 2021.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans include seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2022 and 2021, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2022 or 2021.

31

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2022		2021
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$729	$680	$773	$801
Total commercial mortgage loans	729	680	773	801

Residential mortgage loans:
FHA insured and VA guaranteed	156	142	240	240
Other residential loans	33	29	34	35
Total residential mortgage loans	189	171	274	275
Total mortgage loans	$918	$851	$1,047	$1,076

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2022
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)
Office	$250	$-	$-	$250	34%
Apartments	188	18	-	206	28
Industrial and other	91	3	-	94	13
Hotels	81	4	-	85	12
Retail	94	-	-	94	13
Total	$704	$25	$-	$729	100%

	December 31, 2021
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)
Office	$258	$-	$-	$258	33%
Apartments	206	7	-	213	28
Industrial and other	98	3	2	103	13
Hotels	93	3	6	102	13
Retail	96	-	1	97	13
Total	$751	$13	$9	$773	100%

More than 97% of the Company’s commercial mortgage loans’ loan-to-value rations are below 81% for the years ended December 31, 2022 and 2021.

32

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2022
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$318	$331	$65	$15	$-	$729
Total commercial mortgage loans	318	331	65	15	-	729
Residential mortgage loans:
FHA insured and VA guaranteed	156	-	-	-	-	156
Other residential loans	-	31	2	-	-	33
Total residential mortgage loans	156	31	2	-	-	189
Total mortgage loans	$474	$362	$67	$15	$-	$918

	December 31, 2021
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$216	$417	$128	$3	$9	$773
Total commercial mortgage loans	216	417	128	3	9	773
Residential mortgage loans:
FHA insured and VA guaranteed	240	-	-	-	-	240
Other residential loans	1	32	1	-	-	34
Total residential mortgage loans	241	32	1	-	-	274
Total mortgage loans	$457	$449	$129	$3	$9	$1,047

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 79.0% as of December 31, 2022 and 2021.

33

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2022
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)
California	$208	48%
Illinois	73	46%
New York	67	57%
Texas	60	57%
District of Columbia	52	54%
Washington	48	50%
United Kingdom	47	49%
All other	174	56%
Total commercial mortgage loans	$729	52%

All other consists of 21 jurisdictions, with no individual exposure exceeding $18 million.

	December 31, 2021
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)
California	$225	52%
Illinois	77	62%
Texas	72	62%
New York	70	60%
United Kingdom	54	49%
District of Columbia	53	52%
Washington	44	52%
All other	178	57%
Total commercial mortgage loans	$773	56%

All other consists of 20 jurisdictions, with no individual exposure exceeding $17 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2022		2021
	Low	High	Low	High
Commercial mortgage loans	2.5%	10.1%	1.8%	9.0%
Residential mortgage loans	1.9%	9.3%	2.7%	9.4%
34

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2022		2021
	Low	High	Low	High
Commercial mortgage loans	2.6%	6.2%	1.8%	4.5%
Residential mortgage loans	2.6%	7.9%	2.8%	5.5%

As of December 31, 2022, the Company had no impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

For the year ended December 31, 2021, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

The following presents a summary of the Company’s impaired mortgage loans.

	December 31, 2021
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$4	$4	$8	$-	$-
Total	4	4	8	-	-
Total impaired commercial mortgage loans	$4	$4	$8	$-	$-

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2022 or 2021. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $729 million as of December 31, 2022 and $773 million as of December 31, 2021.

35

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.        Partnerships and limited liability companies

The carrying value of partnership and limited liability companies holdings by annual statement category were:

	December 31,
	2022	2021
	(In Millions)
Joint venture interests:
Real estate	$53	$68
Common stocks	74	79
Fixed maturities/preferred stock	2	3
Other	19	13
Surplus notes	16	16
Mortgage loans	7	-
Total	$171	$179

The Company’s unexpired tax credits expire within a range of less than one year to 13 years.

The Company recorded tax credits on these investments of less than $1 million for 2022 and 2021. The minimum holding period required for the Company’s LIHTC investments extends from one year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 4.3% for future benefits of two years to 3.6% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded less than $1 million impairment to LIHTC investments for the years ended December 31, 2022 and 2021.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2022 or 2021, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review for the years ended December 31, 2022 or 2021.

g.       Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $820 million as of December 31, 2022 and the Company held synthetic investments with a national amount of $750 million as of December 31, 2021. These notional amounts included no replicated asset transaction values as of December 31, 2022 and 2021, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

36

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps and equity options, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for FIA and variable annuity guaranteed living benefits (VAGLB).

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the MBS market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized, and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged to the counterparties was $91 million as of December 31, 2022 and $81 million as of December 31, 2021. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral was $24 million as of December 31, 2022 and $8 million as of December 31, 2021. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $185 million as of December 31, 2022 and $37 million as of December 31, 2021.

37

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2022
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)
Interest rate swaps	$602	$5,003	$469	$6,369
Options	15	415	6	359
Currency swaps	104	667	1	28
Forward contracts	2	39	4	170
Financial futures	1	450	-	-
Total	$724	$6,574	$480	$6,926

	December 31, 2021
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)
Interest rate swaps	$553	$6,455	$612	$5,413
Options	32	418	10	356
Currency swaps	36	504	6	172
Forward contracts	2	103	2	189
Financial futures	7	450	-	-
Total	$630	$7,930	$630	$6,130

The average fair value of outstanding derivative assets was $605 million for the year ended December 31, 2022 and $693 million for the year ended December 31, 2021. The average fair value of outstanding derivative liabilities was $455 million for the year ended December 31, 2022 and $699 million for the year ended December 31, 2021.

The Company did not have any credit default swaps for the years ended December 31, 2022 and 2021.

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2022	2021
	(In Millions)
Open interest rate swaps in a fixed pay position	$5,020	$5,642
Open interest rate swaps in a fixed receive position	6,352	6,226
Total interest rate swaps	$11,372	$11,868
38

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2022
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$-	$192
Currency swaps	2	72
Options	(2)	(12)
Forward contracts	20	(1)
Financial futures	(195)	(6)
Total	$(175)	$245

	Year Ended
	December 31, 2021
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$-	$(71)
Currency swaps	-	35
Options	7	(6)
Forward contracts	2	5
Financial futures	(55)	17
Total	$(46)	$(20)

	Year Ended
	December 31, 2020
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$-	$107
Currency swaps	11	(36)
Options	(1)	6
Forward contracts	(5)	(3)
Financial futures	98	6
Total	$103	$80
39

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2022			December 31, 2021
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)
Gross	$724	$480	$244	$630	$630	$-
Due and accrued	24	133	(109)	49	142	(93)
Gross amounts offset	(415)	(415)	-	(594)	(594)	-
Net asset	333	198	135	85	178	(93)
Collateral posted	(204)	(295)	91	(173)	(254)	81
Net	$129	$(97)	$226	$(88)	$(76)	$(12)

h.       Repurchase agreements

The Company had no repurchase agreements as of December 31, 2022 and 2021.

i.        Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bonds	$153	$160	$171
Common stocks - affiliates	26	27	29
Common stocks - unaffiliated	1	1	-
Mortgage loans	58	36	40
Policy loans	6	7	7
Partnerships and limited liability companies	21	21	8
Derivatives	13	34	33
Cash, cash equivalents and short-term investments	2	1	5
Other	1	3	(3)
Subtotal investment income	281	290	290
Amortization of the IMR	3	5	3
Investment expenses	(16)	(15)	(14)
Net investment income	$268	$280	$279
40

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.        Net realized capital gains (losses)

Net realized capital (losses) gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bonds	$(5)	$6	$7
Preferred stocks	-	2	-
Common stocks - unaffiliated	3	1	1
Mortgage loans	-	(1)	(7)
Partnerships and limited liability companies	1	(3)	(1)
Derivatives	(174)	(46)	103
Other	(3)	-	1
Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	(178)	(41)	104
Net federal and state tax expense	(1)	(5)	(3)
Net realized capital gains (losses) before deferral to the IMR	(179)	(46)	101
Net after tax (gains) losses deferred to the IMR	195	48	(108)
Net realized capital gains (losses)	$16	$2	$(7)

The Company did not have an IMR liability balance as of December 31, 2022 and $159 million as of December 31, 2021. Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bonds	$(3)	$(2)	$(6)
Common stock	-	-	(2)
Mortgage loans	-	(1)	(3)
Partnerships and LLCs	(1)	(3)	(2)
Total OTTI	$(4)	$(6)	$(13)

The Company recognized OTTI of less than $1 million for the year ended December 31, 2022, 2021, and 2020, on structured and loan backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $3 million of bond OTTI for the year ended December 31, 2022, less than 1% of the $2 million of bond OTTI for the year ended December 31, 2021, and less than 1% of the $6 million of bond OTTI for the year ended December 31, 2020. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

41

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

6.       Federal income taxes

On August 16th, 2022, the Inflation Reduction Act (“IRA”) was signed into law and includes certain corporate income tax provisions. Impacts to the Company include the imposition of a corporate alternative minimum tax (“CAMT”) applicable to tax years beginning after December 31, 2022. The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average adjusted financial statement income over $1 billion in the prior three-year period (2020-2022). As of December 31, 2022 the Company has not determined if it will be liable for CAMT in 2023. In accordance with INT 22-02: Third Quarter 2022 through First Quarter 2023 Reporting of the Inflation Reduction Act – Corporate Alternative Minimum Tax, the financial statements do not include an estimated impact of the CAMT because a reasonable estimate cannot be made. The United States Treasury Secretary has been authorized to issue guidance on the CAMT and pending such guidance the Company is not able to make a reasonable estimate.

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law on March 27, 2020 and the Consolidated Appropriations Act (CAA), 2021 was signed into law on December 27, 2020. The CARES Act, among other things, permits net operating loss (NOL) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The CAA extends and expands certain tax provisions of the CARES Act. The CARES Act as well as the CAA did not have a material effect on the financial statements.

The Company provides for DTAs in accordance with statutory accounting practices, and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

42

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$77	$42	$119
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	77	42	119
DTAs nonadmitted	(3)	(14)	(17)
Subtotal net admitted DTA	74	28	102
Total gross DTLs	(53)	(26)	(79)
Net admitted DTA(L)	$21	$2	$23

	December 31, 2021
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$80	$30	$110
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	80	30	110
DTAs nonadmitted	-	(9)	(9)
Subtotal net admitted DTA	80	21	101
Total gross DTLs	(54)	(15)	(69)
Net admitted DTA(L)	$26	$6	$32

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$(3)	$12	$9
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	(3)	12	9
DTAs nonadmitted	(3)	(5)	(8)
Subtotal net admitted DTA	(6)	7	1
Total gross DTLs	1	(11)	(10)
Net admitted DTA(L)	$(5)	$(4)	$(9)
43

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$1	$1
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	21	-	21
2. Adjusted gross DTA allowed per limitation threshold	263	-	263
Lesser of lines 1 or 2	21	-	21
Adjusted gross DTAs offset by existing DTLs	53	26	79
Total admitted DTA realized within 3 years	$74	$27	$101

	December 31, 2021
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$6	$6
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	26	-	26
2. Adjusted gross DTA allowed per limitation threshold	240	-	240
Lesser of lines 1 or 2	26	-	26
Adjusted gross DTAs offset by existing DTLs	54	15	69
Total admitted DTA realized within 3 years	$80	$21	$101

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$(5)	$(5)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(5)	-	(5)
2. Adjusted gross DTA allowed per limitation threshold	23	-	23
Lesser of lines 1 or 2	(5)	-	(5)
Adjusted gross DTAs offset by existing DTLs	(1)	11	10
Total admitted DTA realized within 3 years	$(6)	$6	$-
44

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2022	2021
	($ In Millions)
Ratio percentage used to determine recovery period and threshold limitation	1,790%	1,838%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$1,755	$1,600
45

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2022
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	100%	6%

	December 31, 2021
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	100%	19%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	-%	(13)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)

Federal income tax expense on operating earnings	$19	$11	$7
Total federal and foreign income tax expense on operating earnings	19	11	7
Federal income tax expense on net realized capital gains (losses)	1	5	3
Total federal and foreign income tax expense	$20	$16	$10
46

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2022	2021	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$16	$18	$(2)
Policy acquisition costs	35	33	2
Investment items	23	13	10
Unrealized investment losses	-	12	(12)
Nonadmitted assets	-	1	(1)
Other	3	3	-
Total ordinary DTAs	77	80	(3)
Nonadmitted DTAs	(3)	-	(3)
Admitted ordinary DTAs	74	80	(6)
Capital
Investment items	26	28	(2)
Unrealized investment losses	16	2	14
Total capital DTAs	42	30	12
Nonadmitted DTAs	(14)	(9)	(5)
Admitted capital DTAs	28	21	7
Admitted DTAs	102	101	1
DTLs:
Ordinary
Investment Items	2	33	(31)
Unrealized investment gains	28	-	28
Deferred and uncollected premium	1	1	-
Reserve Items	2	2	-
Other	20	18	2
Total ordinary DTLs	53	54	(1)
Capital
Unrealized investment gains	23	14	9
Investment items	3	2	1
Total capital DTLs	26	16	10
Total DTLs	79	70	9
Net admitted DTA	$23	$31	$(8)
47

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Net DTA(L)	$(2)	$19	$(51)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	36	(5)	24
Change in net deferred income taxes	$34	$14	$(27)

As of December 31, 2022, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Capital and Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
	21%	21%	21%
Provision computed at statutory rate	$(7)	$12	$46
Investment items	(7)	(8)	(10)
Change in reserve valuation basis	-	-	1
Nonadmitted assets	1	(1)	1
Other	(1)	(1)	-
Total statutory income tax (benefit) expense	$(14)	$2	$38
Federal and foreign income tax expense	$20	$16	$11
Change in net deferred income taxes	(34)	(14)	27
Total statutory income tax (benefit) expense	$(14)	$2	$38

The Company paid federal income taxes of $39 million in 2022, $24 million in 2021 and $15 million in 2020.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $0 million related to 2022, $5 million related to 2021, and $6 million related to 2020.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements

48

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2022	$7
Gross change related to positions taken in current year	1
Balance, December 31, 2022	$8

Included in the liability for unrecognized tax benefits as of December 31, 2022 are $8 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2022 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was immaterial as of December 31, 2022 and 2021. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the year 2013 and prior. The 2014-2016 tax years are in the process of going to Appeals for 3 carryforward issues. The IRS commenced its examination of years 2017-2018 in October 2020. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2022 and 2021, the Company did not recognize any protective deposits as admitted assets.

7.       Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as net of loading and reinsurance:

	December 31,
	2022		2021
	Gross	Net	Gross	Net
	(In Millions)
Ordinary new business	$(1)	$-	$-	$-
Ordinary renewal	$(7)	$(13)	$(10)	$(14)
Total	$(8)	$(13)	$(10)	$(14)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2p. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

49

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $6,850 million as of December 31, 2022 and$983 million as of December 31, 2021 for which gross premium was less than net premium.

8.       Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $26,262 million as of December 31, 2022 and $17,446 million as of December 31, 2021.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2022				2021
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual annuities	$2,878	1.0%	-	9.0%	$3,046	1.0%	-	9.0%
Individual universal and variable life	719	4.0%	-	4.5%	732	4.0%	-	4.5%
Individual life	112	3.0%	-	4.8%	103	3.0%	-	4.8%
Total	$3,709				$3,881

Individual life includes whole life and term insurance.

b.       Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $68 million as of December 31, 2022 and $72 million as of December 31, 2021 were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 1.00% to 6.50% as of December 31, 2022 and 1.00% to 6.75 % as of December 31, 2021.

c.       Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2021	$1
Liability as of December 31, 2021	1
Paid guarantee benefits	(1)
Liability as of December 31, 2022	$-

The Company held deterministic reserves as of December 31, 2022 and December 31, 2021.

50

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2022			2021
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)
GMDB	$1,320	$40	68	$1,725	$15	67

Account values of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2022	2021
	(In Millions)
Separate account	$987	$1,370
General account	333	355
Total	$1,320	$1,725

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2022	2021
	(In Millions)
Beginning balance	$127	$131
Net liability increase (decrease)	113	(4)
Ending balance	$240	$127
51

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.       Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term or coinsurance basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $35 million.

Refer to Note14. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2022, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $721 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Direct premium	$942	$1,059	$1,083
Premium ceded	(718)	(782)	(804)
Total net premium	$224	$277	$279
Ceded reinsurance recoveries	$204	$312	$244
52

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2022	2021
	(In Millions)
Reinsurance reserves ceded	$(5,436)	$(4,975)
Ceded amounts recoverable	57	142

Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2022 include $1,399 million associated with life insurance policies and $4,037 million for annuity. Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2021 include $1,410 million associated with life insurance policies and $3,565 million for annuity.

As of December 31, 2022, one reinsurer accounted for 33% of the outstanding balance of the unaffiliated reinsurance recoverables and the next largest reinsurer had 18%. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

53

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2022 are illustrated below:

Individual annuities	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$13	$-	$-	$13	-%
At book value less current surrender charge of 5% or more	4,486	-	-	4,486	57
At fair value	-	-	991	991	13
Total with market value adjustment or at fair value	4,499	-	991	5,490	70
At book value without adjustment (minimal or no charge or adjustment)	2,393	-	-	2,393	30
Not subject to discretionary withdrawal	22	-	-	22	-
Total	$6,914	$-	$991	$7,905	100%
Reinsurance ceded	4,037	-	-	4,037
Total, net of reinsurance	$2,877	$-	$991	$3,868
Amount included in book value without adjustment after statement date	-	-	-	-

Deposit-type contracts	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
At book value without adjustment (minimal or no charge or adjustment)	$53	$-	$-	$53	78
Not subject to discretionary withdrawal	15	-	-	15	22
Total	$68	$-	$-	$68	100%
Total, net of reinsurance	$68	$-	$-	$68

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2022 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$2,877
Liabilities for deposit-type contracts	68
Subtotal	2,945
Separate Account Annual Statement:
Annuities	991
Total	$3,936
54

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2022 are illustrated below:

General Account

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$194	$194	$197
Universal life with secondary guarantees	820	812	1,785
Other permanent cash value life insurance	-	14	84
Variable universal life	72	72	83
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	10
Disability - active lives	-	-	1
Disability - disabled lives	-	-	18
Miscellaneous reserves	-	-	53
Total (gross: direct + assumed)	1,086	1,092	2,231
Reinsurance ceded	610	606	1,399
Total (net)	$476	$486	$832

Separate Account Nonguaranteed

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$560	$560	$560
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	560	560	560
Total (net)	$560	$560	$560

c.       Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

55

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2022 is as follows:

Non
Guaranteed
(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2022	$37
Reserves at December 31, 2022:
For accounts with assets at:
Fair value	$1,551
Nonpolicy liabilities	2
Total	$1,553
Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,551
Nonpolicy liabilities	2
Total	$1,553

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$37	$40	$40
Transfers from separate accounts	(141)	(189)	(162)
Net transfers from separate accounts	$(104)	$(149)	$(122)

11.	Changes in capital and surplus

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory capital and surplus is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $178 million of capital and surplus is available for distribution to the shareholder in 2023 without prior regulatory approval. The company paid a dividend to MassMutual of $163 million in 2022 and $173 million in 2021. The Company did not pay a dividend to MassMutual in 2020. The Company received a capital contribution from MMLIC of $50 million in 2022.

56

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2022, 2021 and 2020. Accordingly, the Company has excluded these non-cash activities below from the Statutory Statement of Cash Flows for the years ended December 31, 2022, 2021 and 2020.

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bond conversions and refinancing	$27	$17	$187
Transfer of bonds to partnerships and limited liability companies	7	-	-
Bonds transferred to mortgage loans	2	22	-
Stock conversion	-	1	3
Net investment income payment in-kind bonds	-	1	1
Assets received in-kind for bond maturity	-	-	6

13.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

57

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

58

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The spread of the coronavirus had caused increased cases of COVID-19 and significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its further impact on the U.S. and international economies. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources and its operations in future periods.

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by geopolitics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.       Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

d.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

59

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2022, the Company had the following outstanding commitments:

	2023	2024	2025	2026	2027	Thereafter	Total
	(In Millions)
Private placements	$47	$116	$14	$14	$30	$67	$288
Mortgage loans	6	3	2	1	-	3	15
Partnerships and LLCs	6	-	9	21	2	19	57
Total	$59	$119	$25	$36	$32	$89	$360

14.     Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Fee income:
Recordkeeping and other services	$1	$2	$1
Fee expense:
Management and service contracts and cost-sharing arrangements	77	82	96

The Company reported less than $1 million as amounts due from affiliates as of December 31, 2022 and 2021. The Company reported $24 million as amounts due to subsidiaries and affiliates as of December 31, 2022 and $16 million as of December 31, 2021. Terms generally require settlement of these amounts within 30 to 90 days.

As of December 31, 2022, MMIH and C.M. Life, together, provided financing of $5,500 million ($5,253 million and $247 million, respectively) for MassMutual Asset Finance, LLC (MMAF) that can be used to finance ongoing asset purchases. The Company provided financing of $247 million as of December 31, 2022 and $247 million as of December 31, 2021. During 2022, MMAF borrowed $107 million and repaid $104 million under the MMAF credit facility. During 2021, MMAF borrowed $74 million and repaid $70 million under the MMAF credit facility. Outstanding borrowings under the facility with the Company were $174 million as of December 31, 2022 and $171 million as of December 31, 2021. Interest for these borrowings was $4 million for the year ended December 31, 2022 and $3 million for the year ended December 31, 2021. The floating rate borrowings bear interest at a spread over the 30 day LIBOR. The fixed rate borrowings bear an interest at a spread over average life Treasuries.

Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2022, Jefferies borrowed $25 million and repaid $25 million under the credit facility. During 2021, Jefferies borrowed $100 million and repaid $100 million under the credit facility. As of December 31, 2022 there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2022 had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2022, C.M. Life declared and paid $163 million in dividends to MassMutual.

In 2021, C.M. Life declared and paid $173 million in dividends to MassMutual.

60

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Effective December 31, 2020, the Company entered into a stop-loss agreement to transfer interest rate risk for annuity products with MassMutual. MassMutual provides maximum coverage of $100 million over the five-year duration of this contract. For the year ended December 31, 2022, there was an estimated gain of $18 million related to the loss settlement for this agreement.

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

As of December 31, 2022, the net amounts due from MassMutual for the various reinsurance agreements were $30 million and as of December 31, 2021, the net amounts due from MassMutual were $68 million. These outstanding balances are due and payable with terms ranging from quarterly to annually, depending on the agreement in effect.

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Premium ceded, related to:
Stop-loss agreements	$(2)	$(3)	$(1)
Coinsurance agreements	(36)	(40)	(40)
Expense allowances on reinsurance ceded, included in fees and other income, related to:
Coinsurance agreements	6	7	8
Policyholder benefits ceded, related to:
Coinsurance agreements	64	127	74
Accrual for FIA stop-loss agreement	18	-	-

15.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2022 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of MassMutual

C.M. Life

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC – 37% (remaining 63% owned by MassMutual Trad Private Equity LLC)

MSP – SC, LLC

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

61

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual Investment Holding, LLC

MassMutual International, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MassMutual MCAM Insurance Company, Inc.

CML Global Capabilities

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

MML CM LLC

Glidepath Holdings Inc

ITPS Holding LLC

MM/Barings Mutifamily TEBS 2020 LLC

MM Direct Private Investments Holding LLC

MassMutual Ventures Europe/APAC I GP, LLC

MassMutual Ventures US IV, GP, LLC

DPI-ACRES Capital LLC

Amherst Long Term Holdings, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of CML Mezzanine Investor III, LLC

(No subsidiaries)

Subsidiaries of CML Special Situations Investor LLC

(No subsidiaries)

16.      Subsequent events

Management of the Company has evaluated subsequent events through March 7, 2023, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the Statements of Financial Position.

62

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2022	$3,726,463	$-	$3,726,463	$3,283,242	$(443,221)	$3,283,242	$3,150,825
September 30, 2022	$1,337,132	$-	$1,337,132	$1,270,962	$(66,170)	$1,270,962	$1,195,634
June 30, 2022	1,069,792	-	1,069,792	949,598	(120,194)	949,598	917,792
March 31, 2022	1,366,642	-	1,366,642	1,092,539	(274,102)	1,092,539	1,084,285
December 31, 2021	153,706	-	153,706	146,419	(7,287)	146,419	133,301
September 30, 2021	429,103	-	429,103	422,210	(6,893)	422,210	371,650
June 30, 2021	1,130,186	-	1,130,186	1,019,790	(110,396)	1,019,790	1,128,667
March 31, 2021	580,686	-	580,686	541,584	(39,102)	541,584	539,293
December 31, 2020	2,202,709	-	2,202,709	1,981,547	(221,162)	1,981,547	2,127,616
September 30, 2020	3,225,941	-	3,225,941	2,914,652	(311,289)	2,914,652	2,881,746
June 30, 2020	1,978,627	-	1,978,627	1,765,784	(212,843)	1,765,784	1,794,192
March 31, 2020	2,725,567	-	2,725,567	2,242,474	(483,093)	2,242,474	2,684,492
December 31, 2019	395,604	-	395,603	374,233	(21,371)	374,233	323,929
September 30, 2019	2,403,817	-	2,403,817	2,163,454	(240,363)	2,163,454	1,796,355
June 30, 2019	1,138,783	-	1,138,783	965,642	(173,141)	965,642	1,187,758
March 31, 2019	1,165,908	-	1,165,908	1,155,765	(10,143)	1,155,765	1,186,451
December 31, 2018	904,746	-	904,746	770,347	(134,399)	770,347	817,965
September 30, 2018	496,473	-	496,473	447,735	(48,737)	447,735	449,782
June 30, 2018	39,548	-	39,548	1,365	(38,183)	1,365	4,435
March 31, 2018	84,116	-	84,116	56,604	(27,511)	56,604	56,886
December 31, 2017	21,358	-	21,358	17,379	(3,979)	17,379	25,404
September 30, 2017	31,370	-	31,370	30,181	(1,188)	30,181	97,082
June 30, 2017	4,452,491	-	4,452,491	4,378,331	(74,160)	4,378,331	6,609,233
March 31, 2017	4,815,924	-	4,815,924	4,784,422	(31,502)	4,784,422	6,463,013
December 31, 2016	4,846,676	-	4,846,676	4,829,684	(16,992)	4,829,684	6,221,820
September 30, 2016	4,994,934	-	4,994,934	4,730,196	(264,738)	4,730,196	6,883,514
June 30, 2016	5,054,395	-	5,054,395	4,955,880	(98,515)	4,955,880	6,764,218
March 31, 2016	6,298,495	-	6,298,495	6,092,642	(205,853)	6,092,642	7,817,461
December 31, 2015	474,546	-	474,546	468,066	(6,480)	468,066	467,904
September 30, 2015	5,603,766	-	5,603,766	5,064,430	(539,336)	5,064,430	6,491,786
June 30, 2015	8,300,146	-	8,300,146	8,096,024	(204,122)	8,096,024	8,991,309
March 31, 2015	4,134,216	-	4,134,216	4,097,041	(37,175)	4,097,041	4,062,060
December 31, 2014	9,225,670	-	9,225,670	9,099,603	(126,067)	9,099,603	10,324,197
June 30, 2014	6,799,823	-	6,799,823	6,410,214	(389,609)	6,410,214	8,821,203
March 31, 2014	10,842,786	-	10,842,786	9,332,953	(1,509,833)	9,332,953	11,545,156
December 31, 2013	13,068,728	-	13,068,728	12,446,803	(621,925)	12,446,803	13,075,122
September 30, 2013	8,777,769	-	8,777,769	8,640,444	(137,325)	8,640,444	8,226,635
June 30, 2013	11,479,347	-	11,479,347	11,079,158	(400,190)	11,079,158	10,139,599
March 31, 2013	15,334,535	-	15,334,535	14,970,376	(364,159)	14,970,376	14,135,122
December 31, 2012	31,785,329	-	31,785,329	30,443,342	(1,341,987)	30,443,342	27,669,977
September 30, 2012	67,270,430	-	67,270,430	65,265,347	(2,005,083)	65,265,347	57,019,262
June 30, 2012	70,455,900	-	70,455,900	69,041,733	(1,414,167)	69,041,733	55,143,333
March 31, 2012	87,853,178	-	87,853,178	85,053,001	(2,800,177)	85,053,001	67,243,938
December 31, 2011	90,342,742	-	90,342,742	87,759,853	(2,582,889)	87,759,853	61,663,659
September 30, 2011	62,166,554	-	62,166,554	60,544,909	(1,621,646)	60,544,909	45,284,654
June 30, 2011	80,582,827	-	80,582,827	76,857,393	(3,725,434)	76,857,393	60,286,999
March 31, 2011	87,925,923	-	87,925,923	85,768,903	(2,157,020)	85,768,903	65,285,429
December 31, 2010	78,922,237	-	78,922,237	77,329,041	(1,593,196)	77,329,041	57,284,607
September 30, 2010	75,579,158	-	75,579,158	73,844,794	(1,734,364)	73,844,794	53,531,682
June 30, 2010	106,701,990	-	106,701,990	104,920,573	(1,781,417)	104,920,573	77,297,241
March 31, 2010	117,247,145	-	117,247,145	110,848,178	(6,398,967)	110,848,178	81,512,593
63

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

December 31, 2009	94,759,892	-	94,759,892	91,319,793	(3,440,099)	91,319,793	61,154,482
September 30, 2009	203,672,078	(2,299,537)	201,372,541	193,090,828	(8,281,714)	193,090,828	124,234,344
Totals		$(2,299,537)			$(48,900,909)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12624QAC7	$200,006	-	200,006	180,006	(20,000)	180,006	83,625
36192RAL6	150,034	-	150,034	75,034	(75,000)	75,034	55,734
02660CAH3	945	-	945	854	(91)	854	19
040104RV5	156,399	-	156,399	147,100	(9,300)	147,100	143,313
040104TG6	18,089	-	18,089	17,322	(767)	17,322	13,798
04544TAB7	2,666	-	2,666	724	(1,942)	724	2,444
12479DAC2	200,809	-	200,809	90,080	(110,729)	90,080	162,465
1248MGAJ3	5,086	-	5,086	4,882	(204)	4,882	4,069
17311YAC7	78,755	-	78,755	77,431	(1,324)	77,431	77,538
30247DAD3	10,637	-	10,637	9,445	(1,192)	9,445	8,584
35729RAE6	125,865	-	125,865	114,938	(10,927)	114,938	100,526
40431KAE0	207,799	-	207,799	201,274	(6,525)	201,274	202,592
61750FAE0	27,611	-	27,611	26,440	(1,171)	26,440	23,511
61750MAB1	441	-	441	361	(79)	361	340
86363HAB8	3,602	-	3,602	3,423	(179)	3,423	2,988
05535DAN4	130,051	-	130,051	124,494	(5,557)	124,494	106,591
45254TRX4	8,114	-	8,114	7,910	(204)	7,910	7,836
45660LYW3	68,799	-	68,799	65,584	(3,214)	65,584	64,808
466247XE8	79,759	-	79,759	78,321	(1,438)	78,321	67,957
589929X29	33,164	-	33,164	31,581	(1,582)	31,581	32,521
65535VRK6	33,605	-	33,605	27,970	(5,635)	27,970	29,456
41161PHU0	96,074	-	96,074	81,352	(14,722)	81,352	90,998
41161PWB5	93,018	-	93,018	92,331	(687)	92,331	79,847
45660N5H4	161,805	-	161,805	136,681	(25,124)	136,681	136,885
36298XAA0	977,080	-	977,080	942,363	(34,718)	942,363	887,951
36298XAB8	856,251	-	856,251	745,341	(110,910)	745,341	764,429
Totals	$3,726,463	-	3,726,463	3,283,242	(443,221)	3,283,242	3,150,825

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$2,493	-	2,493	2,493	-	2,493	7,197
02660CAH3	941	-	941	935	(5)	935	16
040104RV5	173,039	-	173,039	154,714	(18,324)	154,714	147,435
040104TG6	18,936	-	18,936	17,887	(1,049)	17,887	14,314
1248MGAJ3	5,295	-	5,295	5,118	(178)	5,118	4,203
14454AAB5	65,791	-	65,791	65,736	(55)	65,736	81,802
17311YAC7	88,194	-	88,194	77,892	(10,303)	77,892	78,729
35729RAE6	132,460	-	132,460	126,001	(6,459)	126,001	103,302
40431KAE0	214,071	-	214,071	205,722	(8,349)	205,722	202,667
617463AA2	526	-	526	441	(85)	441	348
61750FAE0	30,471	-	30,471	27,496	(2,975)	27,496	23,889
86363HAB8	3,939	-	3,939	3,660	(279)	3,660	3,100
93934XAB9	26,691	-	26,691	20,650	(6,040)	20,650	23,286
05535DAN4	135,069	-	135,069	134,646	(423)	134,646	114,615
12668ACY9	10,497	-	10,497	8,501	(1,996)	8,501	10,743
22540VG71	2,469	-	2,469	2,463	(5)	2,463	2,492
45254TSM7	78,878	-	78,878	76,949	(1,929)	76,949	66,138
64

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

45660LYW3	68,495	-	68,495	67,063	(1,433)	67,063	66,133
466247XE8	82,504	-	82,504	81,877	(627)	81,877	70,950
525221AJ6	58,759	-	58,759	58,677	(83)	58,677	59,121
65535VRK6	34,486	-	34,486	33,568	(917)	33,568	29,683
23332UCM4	4,180	-	4,180	3,866	(313)	3,866	4,042
41161PWB5	98,950	-	98,950	94,607	(4,343)	94,607	81,430
Totals	$1,337,132	-	1,337,132	1,270,962	(66,170)	1,270,962	1,195,634

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$7,454	-	7,454	2,288	(5,166)	2,288	7,787
040104RV5	181,867	-	181,867	171,865	(10,002)	171,865	160,035
040104TG6	19,420	-	19,420	18,728	(692)	18,728	15,333
1248MGAJ3	5,727	-	5,727	5,328	(399)	5,328	4,501
14454AAB5	89,674	-	89,674	65,737	(23,937)	65,737	86,252
35729RAE6	140,965	-	140,965	132,843	(8,122)	132,843	111,262
86363HAB8	4,436	-	4,436	3,995	(441)	3,995	3,437
05535DAN4	184,726	-	184,726	139,420	(45,306)	139,420	124,278
45254TRX4	9,164	-	9,164	8,519	(644)	8,519	8,480
45660LYW3	71,484	-	71,484	68,316	(3,168)	68,316	69,150
525221AJ6	77,112	-	77,112	61,754	(15,358)	61,754	64,933
589929X29	45,702	-	45,702	44,026	(1,676)	44,026	44,178
761118FM5	213,882	-	213,882	209,051	(4,832)	209,051	200,979
589929N38	18,178	-	18,178	17,727	(451)	17,727	17,185
Totals	$1,069,792	$-	$1,069,792	949,598	(120,194)	949,598	917,792

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07388VAH1	$226,420	-	226,420	23,420	(203,000)	23,420	23,420
040104RV5	191,840	-	191,840	182,570	(9,270)	182,570	177,676
17311YAC7	101,646	-	101,646	88,695	(12,951)	88,695	93,082
35729RAE6	144,336	-	144,336	142,269	(2,067)	142,269	125,320
40431KAE0	245,992	-	245,992	219,259	(26,733)	219,259	244,844
45071KDD3	66,595	-	66,595	59,578	(7,017)	59,578	61,194
61750FAE0	32,855	-	32,855	30,573	(2,282)	30,573	28,080
45660LAU3	12,143	-	12,143	11,587	(556)	11,587	11,819
761118FM5	234,972	-	234,972	228,638	(6,334)	228,638	223,059
41161PWB5	109,841	-	109,841	105,949	(3,892)	105,949	95,793
Totals	$1,366,642	$-	$1,366,642	$1,092,539	$(274,102)	$1,092,539	$1,084,285

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
617463AA2	$593	$-	$593	$541	$(52)	$541	$466
61750FAE0	34,293	-	34,293	32,765	(1,528)	32,765	30,781
61750MAB1	494	-	494	456	(38)	456	455
41161PWB5	118,327	-	118,327	112,659	(5,668)	112,659	101,599
Totals	$153,707	$-	$153,707	$146,421	$(7,286)	$146,421	$133,301

65

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DAN4	$200,922	$-	$200,922	$200,142	$(780)	$200,142	$162,578
073879QF8	18,487	-	18,487	17,021	(1,466)	17,021	19,301
45660LYW3	79,334	-	79,334	77,956	(1,378)	77,956	76,966
41161PWB5	130,360	-	130,360	127,091	(3,269)	127,091	112,805
Totals	$429,103	$-	$429,103	$422,210	$(6,893)	$422,210	$371,650

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TG6	$24,495	$-	$24,495	$18,486	$(6,009)	$18,486	$21,692
05535DCF9	345,984	-	345,984	310,936	(35,048)	310,936	374,083
40431KAE0	260,175	-	260,175	258,699	(1,476)	258,699	302,426
61750FAE0	35,830	-	35,830	34,510	(1,320)	34,510	31,864
05535DAN4	221,083	-	221,083	165,572	(55,511)	165,572	181,999
45660LYW3	83,910	-	83,910	82,457	(1,453)	82,457	81,083
79548KXQ6	20,469	-	20,469	15,048	(5,421)	15,048	15,063
41161PWB5	138,240	-	138,240	134,082	(4,158)	134,082	120,457
Totals	$1,130,186	$-	$1,130,186	$1,019,790	$(110,396)	$1,019,790	$1,128,667

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$366,060	$-	$366,060	$359,326	$(6,734)	$359,326	$379,719
61750FAE0	37,595	-	37,595	36,005	(1,590)	36,005	32,295
22540V3F7	33,589	-	33,589	2,981	(30,608)	2,981	940
41161PWB5	143,442	-	143,442	143,272	(170)	143,272	126,338
Totals	$580,686	$-	$580,686	$541,584	$(39,102)	$541,584	$539,292

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$14,568	$-	$14,568	$7,033	$(7,536)	$7,033	$12,059
05535DCF9	377,210	-	377,210	370,871	(6,338)	370,871	402,819
61750FAE0	38,370	-	38,370	37,735	(636)	37,735	34,241
61750MAB1	519	-	519	500	(19)	500	505
124860CB1	136,315	-	136,315	94,190	(42,125)	94,190	113,287
2254W0NK7	14,495	-	14,495	4,314	(10,181)	4,314	17,202
45660LYW3	91,445	-	91,445	90,564	(881)	90,564	89,217
65535VRK6	39,925	-	39,925	35,226	(4,699)	35,226	38,262
125435AA5	38,147	-	38,147	37,820	(327)	37,820	39,118
36298XAA0	1,280,168	-	1,280,168	1,134,532	(145,636)	1,134,532	1,203,139
86359DME4	171,546	-	171,546	168,762	(2,784)	168,762	177,768
Totals	$2,202,709	$-	$2,202,709	$1,981,547	$(221,162)	$1,981,547	$2,127,616

66

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$395,158	$-	$395,158	$379,924	$(15,234)	$379,924	$366,150
61750MAB1	537	-	537	519	(18)	519	380
9393365V1	7,420	-	7,420	7,328	(92)	7,328	6,783
12669GWN7	210,883	-	210,883	198,389	(12,494)	198,389	194,272
36298XAA0	1,347,196	-	1,347,196	1,307,547	(39,649)	1,307,547	1,239,480
36298XAB8	1,257,414	-	1,257,414	1,017,564	(239,850)	1,017,564	1,064,536
74951PBT4	7,333	-	7,333	3,381	(3,952)	3,381	10,145
Totals	$3,225,941	$-	$3,225,941	$2,914,652	$(311,289)	$2,914,652	$2,881,746

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
9393365V1	$7,834	$-	$7,834	$7,719	$(116)	$7,719	$6,622
57643QAE5	534,784	-	534,784	441,679	(93,105)	441,679	574,564
74951PBT4	14,931	-	14,931	9,486	(5,445)	9,486	10,438
86359DMC8	1,421,078	-	1,421,078	1,306,900	(114,178)	1,306,900	1,202,568
Totals	$1,978,627	$-	$1,978,627	$1,765,784	$(212,843)	$1,765,784	$1,794,192

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$432,085	$-	$432,085	$410,505	$(21,580)	$410,505	$362,606
45071KDD3	77,176	-	77,176	69,653	(7,524)	69,653	67,033
65535VRK6	41,952	-	41,952	40,956	(995)	40,956	37,844
79548KXQ6	29,027	-	29,027	28,392	(635)	28,392	21,372
12669GWN7	220,746	-	220,746	216,237	(4,509)	216,237	214,278
57645LAA2	1,924,581	-	1,924,581	1,476,730	(447,851)	1,476,730	1,981,360
Totals	$2,725,567	$-	$2,725,567	$2,242,474	$(483,093)	$2,242,474	$2,684,492

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DAN4	$307,738	$-	$307,738	$295,672	$(12,066)	$295,672	$254,718
65535VRK6	48,442	-	48,442	41,689	(6,753)	41,689	45,360
79548KXQ6	32,160	-	32,160	29,837	(2,323)	29,837	17,626
12669FXR9	7,263	-	7,263	7,035	(228)	7,035	6,226
Totals	$395,603	$-	$395,603	$374,233	$(21,370)	$374,233	$323,929

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
761118FM5	$340,329	$-	$340,329	$333,834	$(6,494)	$333,834	$12,112
79548KXQ6	44,492	-	44,492	43,020	(1,472)	43,020	9,462
12669GWN7	257,591	-	257,591	237,604	(19,987)	237,604	232,552
36298XAA0	1,757,853	-	1,757,853	1,547,103	(210,750)	1,547,103	1,539,100
US74951PBV94	3,553	-	3,553	1,893	(1,660)	1,893	3,130
Totals	$2,403,817	$-	$2,403,817	$2,163,454	$(240,364)	$2,163,454	$1,796,355

67

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$549	$-	$549	$544	$(5)	$544	$483
761118FM5	399,645	-	399,645	392,163	(7,482)	392,163	415,195
57643QAE5	738,589	-	738,589	572,935	(165,654)	572,935	772,080
Totals	$1,138,783	$-	$1,138,783	$965,642	$(173,141)	$965,642	$1,187,758

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$586	$-	$586	$548	$(38)	$548	$554
65106FAG7	12,643	-	12,643	11,714	(929)	11,714	343
22541QQR6	312	-	312	-	(312)	-	-
761118FM5	390,110	-	390,110	385,210	(4,900)	385,210	388,296
57643QAE5	755,970	-	755,970	754,768	(1,202)	754,768	790,386
US74951PBV94	6,287	-	6,287	3,525	(2,763)	3,525	6,872
Totals	$1,165,908	$-	$1,165,908	$1,155,765	$(10,144)	$1,155,765	$1,186,451

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$11,179	$-	$11,179	$959	$(10,220)	$959	$1,142
22541QQR6	5,700	-	5,700	(1,944)	(7,644)	(1,944)	-
57643QAE5	887,867	-	887,867	771,332	(116,535)	771,332	816,823
Totals	$904,746	$-	$904,746	$770,347	$(134,399)	$770,347	$817,965

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$495,404	$-	$495,404	$450,462	$(44,942)	$450,462	$449,510
07386HCP4	564	-	564	(1,633)	(2,197)	(1,633)	83
76110H4M8	504	-	504	(1,094)	(1,598)	(1,094)	189
Totals	$496,473	$-	$496,473	$447,735	$(48,737)	$447,735	$449,782

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$2,014	$-	$2,014	$579	$(1,435)	$579	$504
863579DV7	37,534	-	37,534	786	(36,748)	786	3,932
Totals	$39,548	$-	$39,548	$1,365	$(38,183)	$1,365	$4,435

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$2,548	$-	$2,548	$136	$(2,412)	$136	$94
79548KXQ6	81,567	-	81,567	56,468	(25,099)	56,468	56,792
Totals	$84,116	$-	$84,116	$56,604	$(27,511)	$56,604	$56,886
68

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HCP4	$2,087	$-	$2,087	$362	$(1,726)	$362	$697
22541QQR6	4,224	-	4,224	2,480	(1,744)	2,480	3,194
2254W0NK7	15,047	-	15,047	14,538	(509)	14,538	21,513
Totals	$21,358	$-	$21,358	$17,379	$(3,979)	$17,379	$25,404

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
88157QAL2	$31,370	$-	$31,370	$30,181	$(1,188)	$30,181	$97,082

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$1,298	$-	$1,298	$684	$(614)	$684	$1,198
86358RLG0	245	-	245	191	(54)	191	2,120
88157QAL2	37,298	-	37,298	30,852	(6,447)	30,852	88,942
77277LAF4	2,501,621	-	2,501,621	2,463,055	(38,566)	2,463,055	3,813,186
77277LAH0	126,121	-	126,121	124,240	(1,881)	124,240	304,271
77277LAJ6	1,785,908	-	1,785,908	1,759,310	(26,599)	1,759,310	2,399,517
Totals	$4,452,491	$-	$4,452,491	$4,378,331	$(74,160)	$4,378,331	$6,609,233

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541QJR4	$3,126	$-	$3,126	$15	$(3,111)	$15	$1,926
45660LYW3	130,210	-	130,210	121,920	(8,290)	121,920	118,232
86358RA23	224,856	-	224,856	212,421	(12,435)	212,421	218,430
88157QAL2	39,747	-	39,747	36,416	(3,331)	36,416	89,960
77277LAF4	2,504,113	-	2,504,113	2,501,621	(2,492)	2,501,621	3,522,212
77277LAH0	126,242	-	126,242	126,121	(122)	126,121	295,836
77277LAJ6	1,787,629	-	1,787,629	1,785,908	(1,721)	1,785,908	2,216,416
Totals	$4,815,924	$-	$4,815,924	$4,784,422	$(31,502)	$4,784,422	$6,463,013
69

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of C.M. Life Insurance Company and Policy Owners of C.M. Life Variable Life Separate Account I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the divisions listed in Appendix A that comprise C.M. Life Variable Life Separate Account I (collectively, the “Separate Account”), as of December 31, 2022, the related statements of operations and changes in net assets for each of the years in the two-year period then ended (or for the period indicated in Appendix A), and the related notes including the financial highlights in Note 8 for each of the years or periods in the five-year period then ended (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each division as of December 31, 2022, and the results of their operations and changes in net assets for each of the years in the two-year period then ended (or for the period indicated in Appendix A), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the MassMutual Separate Accounts' auditor since 2004.

Boston, Massachusetts

March 8, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

F-1

Appendix A

C.M. Life Variable Life Separate Account I was comprised of the following divisions as of December 31, 2022. Statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 2022 unless otherwise noted.

Divisions
American Century VP Capital Appreciation Division*	Fidelity® VIP Index 500 Division (Service Class)*
American Century VP Disciplined Core Value Division	Fidelity® VIP International Index Division *
American Century VP International Division*	Franklin Small Cap Value VIP Division
American Century VP Value Division	Goldman Sachs Mid Cap Value Division*
American Funds® Asset Allocation Division	Goldman Sachs Small Cap Equity Insights Division*
American Funds® Growth-Income Division*	Goldman Sachs Strategic Growth Division
American Funds® IS Bond Division*	Invesco Oppenheimer V.I. International Growth Division
American Funds® IS Global Growth-Income Division*	Invesco V.I. Capital Appreciation Division
American Funds® IS New World Division*	Invesco V.I. Core Plus Bond Division**
Black Rock High Yield V.I Division*	Invesco V.I. Discovery Mid Cap Growth Division
Black Rock Small Cap Index V.I. Division*	Invesco V.I. Diversified Dividend Division
Black Rock Total Return V.I. Division*	Invesco V.I Global Division
BNY Mellon Mid Cap Stock Division*	Invesco V.I. Global Strategic Income Division
Delaware Ivy VIP Science and Technology Division*	Invesco V.I. Health Care Division
Delaware VIP® Emerging Markets Division*	Invesco V.I. Main Street Division
Delaware VIP® Small Cap Value Division*	Invesco V.I. Small Cap Equity Division*
DFA VA International Small Division*	Invesco V.I. Technology Division
DFA U.S. Targeted Value Division*	Janus Henderson Balanced Division
DFA VIT Inflation Protected Division*	Janus Henderson Forty Division
DWS Small Cap Index Division	Janus Henderson Global Research Division
Fidelity® Growth Division*	JPMorgan Insurance Trust U.S. Equity Division*
Fidelity® VIP Contrafund® Division	MFS® Blended Research Core Equity Division*
Fidelity® VIP Extended Market Index Division*	MFS® Global Real Estate Division*
Fidelity® VIP Freedom 2025 Division*	MFS® International Intrinsic Value Division*
Fidelity® VIP Freedom 2030 Division*	MFS® Investors Trust Division
Fidelity® VIP Freedom 2035 Division*	MFS® Mid Cap Value Division*
Fidelity® VIP Freedom 2040 Division*	MFS® New Discovery Division
Fidelity® VIP Freedom 2045 Division*	MFS® Value Division*
Fidelity® VIP Freedom 2050 Division*	MML Aggressive Allocation Division*
Fidelity® VIP Freedom 2055 Division*	MML American Funds Growth Division*
Fidelity® VIP Freedom 2060 Division*	MML Balanced Allocation Division*
Fidelity® VIP Freedom 2065 Division*	MML Blend Division
Fidelity® VIP Freedom Income Division*	MML Blue Chip Growth Division
Fidelity® VIP Index 500 Division (Initial Class)*	MML Conservative Allocation Division*
MML Dynamic Bond Division*
F-2

MML Equity Division	MML Total Return Bond Division*
MML Equity Index Division	MML U.S. Government Money Market Division
MML Foreign Division*	PIMCO Global Bond Opportunities Division*
MML Global Division*	PIMCO Real Return Division*
MML Growth Allocation Division*	PIMCO Total Return Division*
MML High Yield Division*	T. Rowe Price Limited-Term Bond Division*
MML Income & Growth Division	T. Rowe Price Blue Chip Growth Division
MML Inflation-Protected and Income Division	T. Rowe Price Equity Income Division
MML Large Cap Growth Division*	T. Rowe Price Mid-Cap Growth Division
MML Managed Bond Division	Templeton Foreign VIP Division
MML Managed Volatility Division	Templeton Global Bond VIP Division*
MML Mid Cap Growth Division*	Vanguard VIF Balanced Division*
MML Moderate Allocation Division*	Vanguard VIF Capital Growth Division*
MML Short Duration Bond Division*	Vanguard VIF Diversified Value Division*
MML Small Cap Equity Division	Vanguard VIF Equity Income Division*
MML Small Cap Growth Equity Division	Vanguard VIF Real Estate Index Division*
MML Small Mid Cap Value Division*	Vanguard VIF Short Term Investment Division*

* Statements of operations and changes in net assets for the year ended December 31, 2022 and the period from December 13, 2021 (inception) to December 31, 2021.

** See Note 2 to the financial statements for the previous name of this division.

Statement of operations and changes in net assets for the period from January 1, 2022 to November 14, 2022 (liquidation) and the period from December 13, 2021 (inception) to December 31, 2021.

MML American Funds International Division

F-3

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	American	American			American			American
	Century	Century	American	American	Funds®	American	American	Funds®
	VP Capital	VP Disciplined	Century	Century	Asset	Funds®	Funds®	IS Global
	Appreciation	Core Value	VP International	VP Value	Allocation	Growth-Income	IS Bond	Growth-Income
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	1,005	3,864,404	5,915	205,910	472,708	201,336	410	391
Identified cost	$11,971	$33,757,531	$56,766	$2,163,588	$10,766,270	$9,617,625	$4,055	$12,045
Value	$11,860	$27,707,776	$56,372	$2,563,581	$10,357,043	$9,958,096	$3,833	$11,814
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	11,860	27,707,776	56,372	2,563,581	10,357,043	9,958,096	3,833	11,814
LIABILITIES
Payable to C.M. Life Insurance Company	-	11	-	18	15	9	-	-
Total liabilities	-	11	-	18	15	9	-	-
NET ASSETS (For variable life insurance policies)	$11,860	$27,707,765	$56,372	$2,563,563	$10,357,028	$9,958,087	$3,833	$11,814
Outstanding Units
Policy owners	16,242	7,888,083	73,505	522,275	2,630,594	1,942,734	4,392	15,311
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	4.06	-	5.09	4.06	5.32	-	-
Variable Universal Life	-	3.50	-	4.80	3.83	5.01	-	-
Survivorship Variable Universal Life II	-	3.22	-	5.09	4.06	5.32	-	-
C.M. Life Electrum Select(SM)	0.73	-	0.77	-	-	-	0.87	0.77

See Notes to Financial Statements.

F-4

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	American Funds® IS New World Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	Black Rock Total Return V.I. Division	BNY Mellon Mid Cap Stock Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division
ASSETS
Investments
Number of shares	525	6,305	12,089	-	-	-	3,383	209
Identified cost	$11,718	$40,763	$123,592	$-	$-	$-	$70,564	$7,788
Value	$11,718	$40,670	$121,493	$-	$-	$-	$66,402	$7,710
Dividends receivable	-	216	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	5	-	-	-	-	-	-
Total assets	11,718	40,891	121,493	-	-	-	66,402	7,710
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
NET ASSETS (For variable life insurance policies)	$11,718	$40,891	$121,493	$-	$-	$-	$66,402	$7,710
Outstanding Units
Policy owners	14,775	45,254	148,632	-	-	-	90,421	8,492
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
C.M. Life Electrum Select(SM)	0.79	0.90	0.82	0.86	0.89	0.70	0.73	0.91

See Notes to Financial Statements.

F-5

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	DFA VA International Small Division	DFA U.S.Targeted value Division	DFA VIT Inflation- Protected Division	DWS Small Cap Index Division	Fidelity® Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2025 Division
ASSETS
Investments
Number of shares	3,955	2,921	1,794	336,263	244	1,673,872	13,765	6,933
Identified cost	$43,396	$65,194	$18,458	$5,045,589	$18,156	$57,816,789	$152,978	$98,433
Value	$42,517	$60,005	$16,254	$4,075,507	$17,312	$63,406,258	$154,173	$94,841
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	42,517	60,005	16,254	4,075,507	17,312	63,406,258	154,173	94,841
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	15	-	40	-	-
Total liabilities	-	-	-	15	-	40	-	-
NET ASSETS (For variable life insurance policies)	$42,517	$60,005	$16,254	$4,075,492	$17,312	$63,406,218	$154,173	$94,841
Outstanding Units
Policy owners	49,773	60,359	18,385	1,049,211	22,685	11,560,924	183,005	112,120
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	4.17	-	6.75	-	-
Variable Universal Life	-	-	-	3.76	-	5.51	-	-
Survivorship Variable Universal Life II	-	-	-	4.02	-	4.89	-	-
C.M. Life Electrum Select(SM)	0.85	0.99	0.88	-	0.76	0.75	0.84	0.85

See Notes to Financial Statements.

F-6

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division
ASSETS
Investments
Number of shares	329	2,133	3,081	1,081	731	3,271	1,127	40
Identified cost	$4,667	$49,918	$66,189	$23,602	$14,451	$36,645	$12,503	$441
Value	$4,504	$48,292	$66,312	$23,440	$14,306	$35,748	$12,178	$426
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	4,504	48,292	66,312	23,440	14,306	35,748	12,178	426
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-
NET ASSETS (For variable life insurance policies)	$4,504	$48,292	$66,312	$23,440	$14,306	$35,748	$12,178	$426
Outstanding Units
Policy owners	5,345	57,680	79,449	28,092	17,147	42,857	14,592	511
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
C.M. Life Electrum Select(SM)	0.84	0.84	0.83	0.83	0.83	0.83	0.83	0.83

See Notes to Financial Statements.

F-7

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Fidelity® VIP Freedom Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Index 500 Division¹	Fidelity® VIP International Index Division	Franklin Small Cap Value VIP Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division
		(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	205	-	1,091	9,760	328,399	14,099	-	590,864
Identified cost	$2,251	$8	$418,461	$96,031	$4,640,325	$228,269	$-	$7,184,308
Value	$2,173	$9	$407,224	$91,354	$4,114,840	$209,930	$-	$5,435,945
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	1	-	2
Total assets	2,173	9	407,224	91,354	4,114,840	209,931	-	5,435,947
LIABILITIES
Payable to C.M. Life Insurance Company	-	9	2	-	15	-	-	-
Total liabilities	-	9	2	-	15	-	-	-
NET ASSETS (For variable life insurance policies)	$2,173	$-	$407,222	$91,354	$4,114,825	$209,931	$-	$5,435,947
Outstanding Units
Policy owners	2,462	-	487,980	106,733	766,735	225,578	-	1,687,865
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$8.13	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	5.89	-	-	3.89
Variable Universal Life	-	-	-	-	5.55	-	-	3.10
Survivorship Variable Universal Life II	-	-	-	-	5.89	-	-	3.32
C.M. Life Electrum Select(SM)	0.88	-	0.83	0.86	0.93	0.93	0.83	-

[1]	Fidelity VIP Index 500 Fund shares held are fractional and round to zero.

See Notes to Financial Statements.

F-8

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
ASSETS
Investments
Number of shares	2,230,573	1,289,446	468,424	955,735	25,855	1,466,957	1,755,682	42,118
Identified cost	$4,931,439	$62,996,776	$3,145,890	$67,283,643	$663,376	$52,924,029	$8,532,389	$1,195,666
Value	$3,747,363	$44,834,021	$2,604,436	$53,052,857	$646,120	$45,622,377	$6,917,386	$1,059,267
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	24	-	39	8	-
Total assets	3,747,363	44,834,021	2,604,436	53,052,881	646,120	45,622,416	6,917,394	1,059,267
LIABILITIES
Payable to C.M. Life Insurance Company	7	3	9	-	7	-	-	10
Total liabilities	7	3	9	-	7	-	-	10
NET ASSETS (For variable life insurance policies)	$3,747,356	$44,834,018	$2,604,427	$53,052,881	$646,113	$45,622,416	$6,917,394	$1,059,257
Outstanding Units
Policy owners	1,458,660	12,388,585	1,743,697	15,225,855	321,772	8,825,282	2,933,888	221,693
UNIT VALUE
Executive Benefit Variable Universal Life	$4.04	$-	$1.61	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	2.66	4.55	1.40	4.18	2.07	6.09	2.47	4.98
Variable Universal Life	2.50	3.85	1.46	3.98	1.95	5.54	2.32	4.70
Survivorship Variable Universal Life II	2.66	2.76	1.56	2.10	2.07	3.48	2.42	4.98
C.M. Life Electrum Select(SM)	0.75	-	-	0.70	1.01	0.68	0.89	-

See Notes to Financial Statements.

F-9

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	MFS® Blended Research Core Equity Division
ASSETS
Investments
Number of shares	872,078	3,314	90,599	90,875	494,782	213,339	-	-
Identified cost	$19,981,344	$66,649	$2,094,739	$3,302,583	$19,353,980	$9,111,056	$-	$-
Value	$14,057,895	$49,903	$1,140,635	$3,859,468	$16,768,169	$10,671,218	$-	$-
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	1	-	-	-	-	25	-	-
Total assets	14,057,896	49,903	1,140,635	3,859,468	16,768,169	10,671,243	-	-
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	4	10	11	-	-	-
Total liabilities	-	-	4	10	11	-	-	-
NET ASSETS (For variable life insurance policies)	$14,057,896	$49,903	$1,140,631	$3,859,458	$16,768,158	$10,671,243	$-	$-
Outstanding Units
Policy owners	4,492,401	60,691	529,251	942,788	4,272,388	6,484,464	-	-
UNIT VALUE
Executive Benefit Variable Universal Life	$4.47	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	3.84	-	2.26	4.28	-	-	-	-
Variable Universal Life	3.06	-	2.12	4.03	3.83	1.61	-	-
Survivorship Variable Universal Life II	3.28	-	2.26	4.28	4.10	1.73	-	-
C.M. Life Electrum Select(SM)	-	0.82	-	-	-	-	0.83	0.86

See Notes to Financial Statements.

F-10

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	MFS® Global Real Estate Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Growth Division
ASSETS
Investments
Number of shares	549	503	5,819	737	102,005	7,751	3,904	11,620
Identified cost	$7,712	$13,849	$195,519	$7,285	$1,906,274	$173,320	$36,651	$177,278
Value	$7,015	$13,707	$187,768	$6,771	$1,153,675	$167,026	$32,245	$141,183
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	3	-	-	-
Total assets	7,015	13,707	187,768	6,771	1,153,678	167,026	32,245	141,183
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	11	-	-	-	-	-
Total liabilities	-	-	11	-	-	-	-	-
NET ASSETS (For variable life insurance policies)	$7,015	$13,707	$187,757	$6,771	$1,153,678	$167,026	$32,245	$141,183
Outstanding Units
Policy owners	9,237	17,645	35,596	7,189	198,893	173,491	37,587	197,587
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	5.44	-	6.07	-	-	-
Variable Universal Life	-	-	5.13	-	5.73	-	-	-
Survivorship Variable Universal Life II	-	-	5.44	-	6.07	-	-	-
C.M. Life Electrum Select(SM)	0.76	0.78	-	0.94	-	0.96	0.86	0.71

See Notes to Financial Statements.

F-11

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Index Division	MML Foreign Division
ASSETS
Investments
Number of shares	11,080	1,021,510	410,621	534	457	1,543,406	1,870,048	6,295
Identified cost	$103,348	$21,629,405	$6,867,936	$4,864	$4,106	$39,151,229	$48,951,813	$54,071
Value	$91,520	$17,184,879	$4,393,641	$4,299	$3,801	$41,303,525	$49,911,592	$52,376
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	1	-	-	-	-	7	-	-
Total assets	91,521	17,184,879	4,393,641	4,299	3,801	41,303,532	49,911,592	52,376
LIABILITIES
Payable to C.M. Life Insurance Company	-	12	-	-	-	-	9	-
Total liabilities	-	12	-	-	-	-	9	-
NET ASSETS (For variable life insurance policies)	$91,521	$17,184,867	$4,393,641	$4,299	$3,801	$41,303,532	$49,911,583	$52,376
Outstanding Units
Policy owners	106,143	5,365,568	2,081,871	5,000	4,418	13,196,820	12,677,806	59,319
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	3.44	2.94	-	-	3.39	4.68	-
Variable Universal Life	-	3.10	2.05	-	-	3.08	3.97	-
Survivorship Variable Universal Life II	-	3.30	2.19	-	-	3.38	3.59	-
C.M. Life Electrum Select(SM)	0.86	0.84	0.61	0.86	0.86	0.98	-	0.88

See Notes to Financial Statements.

F-12

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	MML Global Division	MML Growth Allocation Division	MML High Yield Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division
ASSETS
Investments
Number of shares	4,351	19,729	-	5,882	158,910	3,935	760,772	124,820
Identified cost	$27,143	$163,349	$-	$66,545	$1,619,654	$40,740	$9,540,726	$1,563,086
Value	$16,489	$145,597	$-	$63,645	$1,377,747	$38,599	$8,063,730	$1,663,462
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	1	-	-	1	-	4	-
Total assets	16,489	145,598	-	63,645	1,377,748	38,599	8,063,734	1,663,462
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-	30
Total liabilities	-	-	-	-	-	-	-	30
NET ASSETS (For variable life insurance policies)	$16,489	$145,598	$-	$63,645	$1,377,748	$38,599	$8,063,734	$1,663,432
Outstanding Units
Policy owners	19,572	169,001	-	62,250	780,434	52,920	3,574,803	772,465
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	1.85	-	2.43	2.21
Variable Universal Life	-	-	-	-	1.74	-	2.19	2.07
Survivorship Variable Universal Life II	-	-	-	-	1.85	-	2.34	2.21
C.M. Life Electrum Select(SM)	0.84	0.86	0.89	1.02	0.87	0.73	0.85	0.89

See Notes to Financial Statements.

F-13

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	MML Mid Cap Growth Division	MML Moderate Allocation Division	MML Short Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Mid Cap Value Division	MML Total Return Bond Division	MML U.S. Government Money Market Division
ASSETS
Investments
Number of shares	6,072	4,194	459	1,551,466	788,163	-	1,033	8,366,540
Identified cost	$66,828	$40,232	$4,088	$14,809,354	$9,812,261	$-	$9,501	$8,365,859
Value	$53,370	$36,023	$3,967	$14,569,028	$6,638,527	$-	$9,073	$8,366,540
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	80
Total assets	53,370	36,023	3,967	14,569,028	6,638,527	-	9,073	8,366,620
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	2	7	-	-	-
Total liabilities	-	-	-	2	7	-	-	-
NET ASSETS (For variable life insurance policies)	$53,370	$36,023	$3,967	$14,569,026	$6,638,520	$-	$9,073	$8,366,620
Outstanding Units
Policy owners	69,499	41,779	4,303	2,727,693	2,077,144	-	10,646	6,738,678
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	4.79	4.86	-	-	1.38
Variable Universal Life	-	-	-	5.50	3.63	-	-	1.25
Survivorship Variable Universal Life II	-	-	-	5.29	3.89	-	-	1.26
C.M. Life Electrum Select(SM)	0.77	0.86	0.92	0.87	0.79	0.87	0.85	1.01

See Notes to Financial Statements.

F-14

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	PIMCO Global Bond Opportunities Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Limited - Term Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division
		$
ASSETS
Investments
Number of shares	7,579	137	1,514	98	129,570	267,867	2,113,368	318,865
Identified cost	$71,607	$1,664	$14,235	$457	$4,500,354	$7,395,460	$58,469,826	$4,361,372
Value	$71,623	$1,571	$13,593	$449	$4,008,899	$7,235,099	$54,630,567	$3,880,587
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	2	-	-	-	-	-	-	-
Total assets	71,625	1,571	13,593	449	4,008,899	7,235,099	54,630,567	3,880,587
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	1	-	13	9	14	10
Total liabilities	-	-	1	-	13	9	14	10
NET ASSETS (For variable life insurance policies)	$71,625	$1,571	$13,592	$449	$4,008,886	$7,235,090	$54,630,553	$3,880,577
Outstanding Units
Policy owners	80,102	1,762	15,857	470	739,801	1,620,257	6,602,436	2,303,149
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	5.65	4.64	9.44	1.86
Variable Universal Life	-	-	-	-	5.32	4.38	8.48	1.63
Survivorship Variable Universal Life II	-	-	-	-	5.65	4.64	6.85	1.75
C.M. Life Electrum Select(SM)	0.89	0.89	0.86	0.96	-	-	-	-

See Notes to Financial Statements.

F-15

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2022
	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short Term Investment Division
ASSETS
Investments
Number of shares	309	498	1,285	4,012	6,824	1,773	3,826
Identified cost	$3,952	$10,897	$62,255	$56,493	$162,899	$22,658	$38,031
Value	$4,057	$10,823	$49,870	$56,214	$164,522	$20,448	$37,954
Dividends receivable	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	1	-	-
Total assets	4,057	10,823	49,870	56,214	164,523	20,448	37,954
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-
NET ASSETS (For variable life insurance policies)	$4,057	$10,823	$49,870	$56,214	$164,523	$20,448	$37,954
Outstanding Units
Policy owners	4,252	12,456	57,447	62,345	160,794	26,504	40,221
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-
C.M. Life Electrum Select(SM)	0.95	0.87	0.87	0.90	1.02	0.77	0.94

See Notes to Financial Statements.

F-16

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2022

	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	American Funds® IS Bond Division	American Funds® IS Global Growth-Income Division
Investment income
Dividends	$-	$522,340	$2	$53,103	$206,007	$135,355	$101	$85
Expenses
Mortality and expense risk fees and administrative expense charges	14	141,267	51	11,078	42,781	45,505	7	29
Net investment income (loss)	(14)	381,073	(49)	42,025	163,226	89,850	94	56
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(226)	666,033	(64)	178,456	18,073	131,991	(3)	(89)
Realized gain distribution	191	7,232,543	17	202,768	1,085,275	1,040,413	-	235
Realized gain (loss)	(35)	7,898,576	(47)	381,224	1,103,348	1,172,404	(3)	146
Change in net unrealized appreciation/depreciation of investments	(111)	(12,620,059)	(394)	(416,557)	(2,884,761)	(3,316,005)	(222)	(231)
Net gain (loss) on investments	(146)	(4,721,483)	(441)	(35,333)	(1,781,413)	(2,143,601)	(225)	(85)
Net increase (decrease) in net assets resulting from operations	(160)	(4,340,410)	(490)	6,692	(1,618,187)	(2,053,751)	(131)	(29)
Capital transactions:
Transfers of net premiums	12,312	877,085	36,551	86,528	382,060	283,028	4,069	10,957
Transfers due to death benefits	-	(152,376)	-	-	(15,256)	(69,862)	-	-
Transfers due to withdrawal of funds	(54)	(840,607)	(10)	(128,603)	(188,186)	(173,323)	-	-
Transfers due to policy loans, net of repayments	-	(272,579)	-	(186,617)	(55,427)	(100,300)	-	-
Transfers due to charges for administrative and insurance costs	(244)	(1,018,996)	(563)	(85,440)	(357,949)	(278,172)	(105)	(184)
Transfers between Divisions and to/from General Account	6	(33,534)	20,884	104,480	350,891	151,062	-	1,070
Net increase (decrease) in net assets resulting from capital transactions	12,020	(1,441,007)	56,862	(209,652)	116,133	(187,567)	3,964	11,843
Total increase (decrease)	11,860	(5,781,417)	56,372	(202,960)	(1,502,054)	(2,241,318)	3,833	11,814
NET ASSETS, at beginning of the year	-	33,489,182	-	2,766,523	11,859,082	12,199,405	-	-
NET ASSETS, at end of the year	$11,860	$27,707,765	$56,372	$2,563,563	$10,357,028	$9,958,087	$3,833	$11,814

See Notes to Financial Statements.

F-17

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	American Funds® IS New World Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	Black Rock Total Return V.I. Division	BNY Mellon Mid Cap Stock Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division
Investment income
Dividends	$122	$1,191	$1,361	$11	$3	$-	$130	$8
Expenses
Mortality and expense risk fees and administrative expense charges	20	90	332	2	1	6	61	8
Net investment income (loss)	102	1,101	1,029	9	2	(6)	69	-
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(46)	(101)	(165)	(59)	(194)	(888)	(149)	(231)
Realized gain distribution	39	-	1,231	-	145	459	-	108
Realized gain (loss)	(7)	(101)	1,066	(59)	(49)	(429)	(149)	(123)
Change in net unrealized appreciation/depreciation of investments	-	(93)	(2,098)	-	-	-	(4,162)	(78)
Net gain (loss) on investments	(7)	(194)	(1,032)	(59)	(49)	(429)	(4,311)	(201)
Net increase (decrease) in net assets resulting from operations	95	907	(3)	(50)	(47)	(435)	(4,242)	(201)
Capital transactions:
Transfers of net premiums	1,956	10,072	90,869	1,502	1,328	5,625	21,930	10,689
Transfers due to death benefits	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	-	(7)	(8)	(1,420)	(1,254)	(5,076)	(4,968)	(2,622)
Transfers due to policy loans, net of repayments	-	-	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(103)	(280)	(1,450)	(32)	(27)	(114)	(602)	(156)
Transfers between Divisions and to/from General Account	9,770	30,199	32,085	-	-	-	54,284	-
Net increase (decrease) in net assets resulting from capital transactions	11,623	39,984	121,496	50	47	435	70,644	7,911
Total increase (decrease)	11,718	40,891	121,493	-	-	-	66,402	7,710
NET ASSETS, at beginning of the year	-	-	-	-	-	-	-	-
NET ASSETS, at end of the year	$11,718	$40,891	$121,493	$-	$-	$-	$66,402	$7,710

See Notes to Financial Statements.

F-18

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	DFA VA International Small Division	DFA U.S.Targeted value Division	DFA VIT Inflation- Protected Division	DWS Small Cap Index Division	Fidelity® Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2025 Division
Investment income
Dividends	$1,110	$797	$1,387	$41,475	$21	$357,860	$1,828	$1,104
Expenses
Mortality and expense risk fees and administrative expense charges	89	134	37	18,583	17	330,485	224	166
Net investment income (loss)	1,021	663	1,350	22,892	4	27,375	1,604	938
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(103)	(21)	(14)	(15,681)	(23)	2,831,014	(118)	(95)
Realized gain distribution	756	4,719	-	780,177	387	3,384,098	2,411	-
Realized gain (loss)	653	4,698	(14)	764,496	364	6,215,112	2,293	(95)
Change in net unrealized appreciation/depreciation of investments	(879)	(5,189)	(2,204)	(1,907,917)	(844)	(30,144,246)	1,194	(3,593)
Net gain (loss) on investments	(226)	(491)	(2,218)	(1,143,421)	(480)	(23,929,134)	3,487	(3,688)
Net increase (decrease) in net assets resulting from operations	795	172	(868)	(1,120,529)	(476)	(23,901,759)	5,091	(2,750)
Capital transactions:
Transfers of net premiums	20,603	29,266	8,158	106,752	7,856	1,666,080	6,498	90,800
Transfers due to death benefits	-	-	-	(4,805)	-	(314,840)	-	-
Transfers due to withdrawal of funds	-	-	-	(44,305)	(39)	(1,815,113)	(12)	(272)
Transfers due to policy loans, net of repayments	-	-	-	(39,770)	-	(813,068)	-	-
Transfers due to charges for administrative and insurance costs	(508)	(770)	(209)	(103,348)	(178)	(2,191,135)	(567)	(1,840)
Transfers between Divisions and to/from General Account	21,627	31,337	9,173	(138,440)	10,149	18,773	143,163	8,903
Net increase (decrease) in net assets resulting from capital transactions	41,722	59,833	17,122	(223,916)	17,788	(3,449,303)	149,082	97,591
Total increase (decrease)	42,517	60,005	16,254	(1,344,445)	17,312	(27,351,062)	154,173	94,841
NET ASSETS, at beginning of the year	-	-	-	5,419,937	-	90,757,280	-	-
NET ASSETS, at end of the year	$42,517	$60,005	$16,254	$4,075,492	$17,312	$63,406,218	$154,173	$94,841

See Notes to Financial Statements.

F-19

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division
Investment income
Dividends	$54	$565	$714	$248	$152	$464	$164	$6
Expenses
Mortality and expense risk fees and administrative expense charges	9	87	89	66	42	59	31	1
Net investment income (loss)	45	478	625	182	110	405	133	5
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(52)	(285)	(256)	(1,513)	(921)	(353)	(553)	(4)
Realized gain distribution	-	6	9	3	2	55	58	1
Realized gain (loss)	(52)	(279)	(247)	(1,510)	(919)	(298)	(495)	(3)
Change in net unrealized appreciation/depreciation of investments	(163)	(1,626)	123	(162)	(144)	(897)	(325)	(15)
Net gain (loss) on investments	(215)	(1,905)	(124)	(1,672)	(1,063)	(1,195)	(820)	(18)
Net increase (decrease) in net assets resulting from operations	(170)	(1,427)	501	(1,490)	(953)	(790)	(687)	(13)
Capital transactions:
Transfers of net premiums	5,324	51,210	20,238	40,842	28,359	28,720	19,778	439
Transfers due to death benefits	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(660)	(666)	(6,714)	(21,008)	(12,652)	(2,899)	(7,210)	-
Transfers due to policy loans, net of repayments	-	-	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(106)	(1,024)	(745)	(851)	(564)	(631)	(393)	(9)
Transfers between Divisions and to/from General Account	116	199	53,032	5,947	116	11,348	690	9
Net increase (decrease) in net assets resulting from capital transactions	4,674	49,719	65,811	24,930	15,259	36,538	12,865	439
Total increase (decrease)	4,504	48,292	66,312	23,440	14,306	35,748	12,178	426
NET ASSETS, at beginning of the year	-	-	-	-	-	-	-	-
NET ASSETS, at end of the year	$4,504	$48,292	$66,312	$23,440	$14,306	$35,748	$12,178	$426

See Notes to Financial Statements.

F-20

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Fidelity® VIP Freedom Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Index 500 Division	Fidelity® VIP International Index Division	Franklin Small Cap Value VIP Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division
		(Initial Class)	(Service Class)
Investment income
Dividends	$26	$-	$4,877	$1,964	$40,880	$1,496	$-	$-
Expenses
Mortality and expense risk fees and administrative expense charges	4	-	951	173	18,168	413	6	24,866
Net investment income (loss)	22	-	3,926	1,791	22,712	1,083	(6)	(24,866)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(10)	7	(777)	(305)	(178,275)	27	(146)	(17,555)
Realized gain distribution	-	-	-	-	771,463	32,167	-	1,054,770
Realized gain (loss)	(10)	7	(777)	(305)	593,188	32,194	(146)	1,037,215
Change in net unrealized appreciation/depreciation of investments	(78)	(2)	(11,237)	(4,678)	(1,105,042)	(18,339)	-	(3,628,060)
Net gain (loss) on investments	(88)	5	(12,014)	(4,983)	(511,854)	13,855	(146)	(2,590,845)
Net increase (decrease) in net assets resulting from operations	(66)	5	(8,088)	(3,192)	(489,142)	14,938	(152)	(2,615,711)
Capital transactions:
Transfers of net premiums	2,198	-	361,540	96,210	195,776	-	4,886	115,026
Transfers due to death benefits	-	-	-	-	(8,094)	-	-	(40,722)
Transfers due to withdrawal of funds	-	(5)	(112)	-	(47,257)	2	(4,634)	(67,474)
Transfers due to policy loans, net of repayments	-	-	-	-	(138,969)	-	-	(39,654)
Transfers due to charges for administrative and insurance costs	(43)	-	(5,462)	(1,664)	(134,559)	(523)	(100)	(175,125)
Transfers between Divisions and to/from General Account	84	-	59,344	-	(283,842)	195,514	-	491,928
Net increase (decrease) in net assets resulting from capital transactions	2,239	(5)	415,310	94,546	(416,945)	194,993	152	283,979
Total increase (decrease)	2,173	-	407,222	91,354	(906,087)	209,931	-	(2,331,732)
NET ASSETS, at beginning of the year	-	-	-	-	5,020,912	-	-	7,767,679
NET ASSETS, at end of the year	$2,173	$-	$407,222	$91,354	$4,114,825	$209,931	$-	$5,435,947

See Notes to Financial Statements.

F-21

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
Investment income
Dividends	$-	$-	$106,061	$-	$12,340	$-	$-	$-
Expenses
Mortality and expense risk fees and administrative expense charges	16,905	237,970	11,431	275,257	2,432	247,497	31,727	4,825
Net investment income (loss)	(16,905)	(237,970)	94,630	(275,257)	9,908	(247,497)	(31,727)	(4,825)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(175,061)	984,694	(16,094)	2,000,743	1,305	1,536,357	(181,084)	14,724
Realized gain distribution	787,498	17,997,326	1,653	16,184,734	80,959	8,792,195	-	147,171
Realized gain (loss)	612,437	18,982,020	(14,441)	18,185,477	82,264	10,328,552	(181,084)	161,895
Change in net unrealized appreciation/depreciation of investments	(2,087,115)	(39,461,914)	(513,244)	(42,806,127)	(103,115)	(32,163,882)	(730,627)	(330,410)
Net gain (loss) on investments	(1,474,678)	(20,479,894)	(527,685)	(24,620,650)	(20,851)	(21,835,330)	(911,711)	(168,515)
Net increase (decrease) in net assets resulting from operations	(1,491,583)	(20,717,864)	(433,055)	(24,895,907)	(10,943)	(22,082,827)	(943,438)	(173,340)
Capital transactions:
Transfers of net premiums	105,217	1,540,963	121,281	1,608,478	29,037	1,702,593	370,517	24,776
Transfers due to death benefits	-	(363,046)	(880)	(303,996)	(827)	(329,229)	(13,678)	(847)
Transfers due to withdrawal of funds	(87,307)	(977,334)	(17,751)	(1,291,050)	(2,446)	(1,207,345)	(128,319)	(7,641)
Transfers due to policy loans, net of repayments	(23,259)	(875,706)	(10,833)	(606,117)	(3,497)	(735,247)	(153,061)	(9,192)
Transfers due to charges for administrative and insurance costs	(144,289)	(1,746,061)	(101,043)	(1,645,783)	(30,830)	(1,647,369)	(327,470)	(42,613)
Transfers between Divisions and to/from General Account	(56,714)	410,213	41,372	105,161	40,321	638,649	49,029	(32,273)
Net increase (decrease) in net assets resulting from capital transactions	(206,352)	(2,010,971)	32,146	(2,133,307)	31,758	(1,577,948)	(202,982)	(67,790)
Total increase (decrease)	(1,697,935)	(22,728,835)	(400,909)	(27,029,214)	20,815	(23,660,775)	(1,146,420)	(241,130)
NET ASSETS, at beginning of the year	5,445,291	67,562,853	3,005,336	80,082,095	625,298	69,283,191	8,063,814	1,300,387
NET ASSETS, at end of the year	$3,747,356	$44,834,018	$2,604,427	$53,052,881	$646,113	$45,622,416	$6,917,394	$1,059,257

See Notes to Financial Statements.

F-22

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	MFS® Blended Research Core Equity Division
Investment income
Dividends	$227,088	$-	$-	$39,877	$37,008	$118,310	$4	$17
Expenses
Mortality and expense risk fees and administrative expense charges	69,516	153	6,496	19,309	85,033	51,202	1	2
Net investment income (loss)	157,572	(153)	(6,496)	20,568	(48,025)	67,108	3	15
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	138,502	(250)	34,424	73,972	90,923	400,155	(160)	(316)
Realized gain distribution	5,853,249	9,700	526,741	120,744	2,956,740	1,239,314	111	263
Realized gain (loss)	5,991,751	9,450	561,165	194,716	3,047,663	1,639,469	(49)	(53)
Change in net unrealized appreciation/depreciation of investments	(9,889,522)	(16,746)	(1,333,057)	(1,019,597)	(11,843,379)	(4,346,218)	-	-
Net gain (loss) on investments	(3,897,771)	(7,296)	(771,892)	(824,881)	(8,795,716)	(2,706,749)	(49)	(53)
Net increase (decrease) in net assets resulting from operations	(3,740,199)	(7,449)	(778,388)	(804,313)	(8,843,741)	(2,639,641)	(46)	(38)
Capital transactions:
Transfers of net premiums	423,308	58,856	53,132	88,994	407,171	339,074	1,109	1,617
Transfers due to death benefits	(201,388)	-	(118)	(32,541)	(5,812)	(33,728)	-	-
Transfers due to withdrawal of funds	(179,814)	-	(23,860)	(25,210)	(444,697)	(109,140)	(1,040)	(1,545)
Transfers due to policy loans, net of repayments	(318,062)	-	(7,020)	(32,650)	(251,444)	(105,204)	-	-
Transfers due to charges for administrative and insurance costs	(427,180)	(1,504)	(82,207)	(125,214)	(515,317)	(266,922)	(23)	(34)
Transfers between Divisions and to/from General Account	101,485	-	19,916	20,831	80,032	72,989	-	-
Net increase (decrease) in net assets resulting from capital transactions	(601,651)	57,352	(40,157)	(105,790)	(730,067)	(102,931)	46	38
Total increase (decrease)	(4,341,850)	49,903	(818,545)	(910,103)	(9,573,808)	(2,742,572)	-	-
NET ASSETS, at beginning of the year	18,399,746	-	1,959,176	4,769,561	26,341,966	13,413,815	-	-
NET ASSETS, at end of the year	$14,057,896	$49,903	$1,140,631	$3,859,458	$16,768,158	$10,671,243	$-	$-

See Notes to Financial Statements.

F-23

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MFS® Global Real Estate Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Growth Division
Investment income
Dividends	$58	$111	$1,517	$50	$-	$1,932	$696	$682
Expenses
Mortality and expense risk fees and administrative expense charges	9	23	903	11	6,049	223	72	74
Net investment income (loss)	49	88	614	39	(6,049)	1,709	624	608
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(87)	(2)	11,747	(31)	5,137	(137)	(16)	(66)
Realized gain distribution	253	618	29,073	419	385,217	8,234	4,712	35,032
Realized gain (loss)	166	616	40,820	388	390,354	8,097	4,696	34,966
Change in net unrealized appreciation/depreciation of investments	(697)	(142)	(88,117)	(514)	(888,310)	(6,294)	(4,406)	(36,095)
Net gain (loss) on investments	(531)	474	(47,297)	(126)	(497,956)	1,803	290	(1,129)
Net increase (decrease) in net assets resulting from operations	(482)	562	(46,683)	(87)	(504,005)	3,512	914	(521)
Capital transactions:
Transfers of net premiums	3,674	-	10,786	7,049	27,828	138,136	-	-
Transfers due to death benefits	-	-	(1,025)	-	(138)	-	-	-
Transfers due to withdrawal of funds	-	(1)	(8,622)	(22)	(16,429)	(1)	-	-
Transfers due to policy loans, net of repayments	-	-	(3,870)	-	(7,582)	-	-	-
Transfers due to charges for administrative and insurance costs	(86)	(34)	(8,622)	(141)	(34,798)	(1,909)	(81)	(374)
Transfers between Divisions and to/from General Account	3,909	13,180	(31,039)	(28)	(24,363)	27,288	31,412	142,078
Net increase (decrease) in net assets resulting from capital transactions	7,497	13,145	(42,392)	6,858	(55,482)	163,514	31,331	141,704
Total increase (decrease)	7,015	13,707	(89,075)	6,771	(559,487)	167,026	32,245	141,183
NET ASSETS, at beginning of the year	-	-	276,832	-	1,713,165	-	-	-
NET ASSETS, at end of the year	$7,015	$13,707	$187,757	$6,771	$1,153,678	$167,026	$32,245	$141,183

See Notes to Financial Statements.

F-24

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Index Division
Investment income
Dividends	$2,052	$3,571	$251,163	$-	$178	$156	$670,494	$679,700
Expenses
Mortality and expense risk fees and administrative expense charges	5	210	80,678	23,160	10	9	204,911	239,680
Net investment income (loss)	2,047	3,361	170,485	(23,160)	168	147	465,583	440,020
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(3,215)	(163)	17,733	(23,987)	(2)	(6)	1,099,635	1,952,433
Realized gain distribution	372	6,957	336,323	977,529	376	-	4,481,929	3,339,913
Realized gain (loss)	(2,843)	6,794	354,056	953,542	374	(6)	5,581,564	5,292,346
Change in net unrealized appreciation/depreciation of investments	-	(11,828)	(4,126,816)	(3,948,355)	(565)	(305)	(8,353,934)	(17,701,256)
Net gain (loss) on investments	(2,843)	(5,034)	(3,772,760)	(2,994,813)	(191)	(311)	(2,772,370)	(12,408,910)
Net increase (decrease) in net assets resulting from operations	(796)	(1,673)	(3,602,275)	(3,017,973)	(23)	(164)	(2,306,787)	(11,968,890)
Capital transactions:
Transfers of net premiums	6,816	87,462	667,192	182,251	-	4,070	1,543,400	1,154,865
Transfers due to death benefits	-	-	(327,124)	(53,287)	-	-	(237,930)	(267,907)
Transfers due to withdrawal of funds	(6,180)	-	(212,118)	(24,052)	-	-	(962,934)	(2,702,962)
Transfers due to policy loans, net of repayments	-	-	(88,098)	(61,164)	-	-	(372,428)	(619,173)
Transfers due to charges for administrative and insurance costs	(157)	(1,489)	(855,499)	(176,092)	(11)	(105)	(1,762,499)	(1,402,928)
Transfers between Divisions and to/from General Account	317	7,221	37,319	(162,046)	4,333	-	193,525	804,939
Net increase (decrease) in net assets resulting from capital transactions	796	93,194	(778,328)	(294,390)	4,322	3,965	(1,598,866)	(3,033,166)
Total increase (decrease)	-	91,521	(4,380,603)	(3,312,363)	4,299	3,801	(3,905,653)	(15,002,056)
NET ASSETS, at beginning of the year	-	-	21,565,470	7,706,004	-	-	45,209,185	64,913,639
NET ASSETS, at end of the year	$-	$91,521	$17,184,867	$4,393,641	$4,299	$3,801	$41,303,532	$49,911,583

See Notes to Financial Statements.

F-25

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML Foreign Division	MML Global Division	MML Growth Allocation Division	MML High Yield Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division
Investment income
Dividends	$1,152	$247	$4,099	$154	$908	$39,002	$-	$266,618
Expenses
Mortality and expense risk fees and administrative expense charges	84	16	327	3	137	7,151	59	36,618
Net investment income (loss)	1,068	231	3,772	151	771	31,851	(59)	230,000
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(158)	(105)	(192)	(228)	(18)	(10,751)	(149)	(56,634)
Realized gain distribution	2,145	11,189	16,941	-	6,912	109,663	904	89,215
Realized gain (loss)	1,987	11,084	16,749	(228)	6,894	98,912	755	32,581
Change in net unrealized appreciation/depreciation of investments	(1,695)	(10,654)	(17,751)	-	(2,900)	(353,028)	(2,142)	(1,751,812)
Net gain (loss) on investments	292	430	(1,002)	(228)	3,994	(254,116)	(1,387)	(1,719,231)
Net increase (decrease) in net assets resulting from operations	1,360	661	2,770	(77)	4,765	(222,265)	(1,446)	(1,489,231)
Capital transactions:
Transfers of net premiums	28,964	965	670	2,137	-	111,903	12,107	305,056
Transfers due to death benefits	-	-	-	-	-	(1,647)	-	(5,578)
Transfers due to withdrawal of funds	-	(63)	(623)	(2,015)	-	(9,275)	(52)	(195,346)
Transfers due to policy loans, net of repayments	-	-	-	-	-	(16,048)	-	(52,461)
Transfers due to charges for administrative and insurance costs	(626)	(66)	(380)	(45)	(154)	(101,219)	(440)	(434,268)
Transfers between Divisions and to/from General Account	22,678	14,992	143,161	-	59,034	18,125	28,430	213,513
Net increase (decrease) in net assets resulting from capital transactions	51,016	15,828	142,828	77	58,880	1,839	40,045	(169,084)
Total increase (decrease)	52,376	16,489	145,598	-	63,645	(220,426)	38,599	(1,658,315)
NET ASSETS, at beginning of the year	-	-	-	-	-	1,598,174	-	9,722,049
NET ASSETS, at end of the year	$52,376	$16,489	$145,598	$-	$63,645	$1,377,748	$38,599	$8,063,734

See Notes to Financial Statements.

F-26

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Moderate Allocation Division	MML Short Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Mid Cap Value Division	MML Total Return Bond Division
Investment income
Dividends	$8,399	$-	$1,249	$138	$109,110	$-	$3	$117
Expenses
Mortality and expense risk fees and administrative expense charges	6,347	140	81	9	69,531	31,789	1	19
Net investment income (loss)	2,052	(140)	1,168	129	39,579	(31,789)	2	98
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	16,788	(5,269)	(15)	(3)	93,786	(218,775)	(85)	(102)
Realized gain distribution	-	20,133	3,424	-	1,826,585	2,021,936	72	-
Realized gain (loss)	16,788	14,864	3,409	(3)	1,920,371	1,803,161	(13)	(102)
Change in net unrealized appreciation/depreciation of investments	(255,502)	(13,458)	(4,210)	(120)	(4,867,488)	(3,735,253)	-	(429)
Net gain (loss) on investments	(238,714)	1,406	(801)	(123)	(2,947,117)	(1,932,092)	(13)	(531)
Net increase (decrease) in net assets resulting from operations	(236,662)	1,266	367	6	(2,907,538)	(1,963,881)	(11)	(433)
Capital transactions:
Transfers of net premiums	84,613	64,902	2	4,069	395,598	177,003	278	9,963
Transfers due to death benefits	(1,666)	-	-	-	(85,970)	(46,413)	-	-
Transfers due to withdrawal of funds	(8,795)	(11,936)	-	-	(303,913)	(82,566)	(261)	-
Transfers due to policy loans, net of repayments	(36,584)	-	-	-	(114,716)	(46,223)	-	-
Transfers due to charges for administrative and insurance costs	(80,767)	(862)	(91)	(108)	(423,199)	(189,535)	(6)	(195)
Transfers between Divisions and to/from General Account	12,936	-	35,745	-	4,781	382,586	-	(262)
Net increase (decrease) in net assets resulting from capital transactions	(30,263)	52,104	35,656	3,961	(527,419)	194,852	11	9,506
Total increase (decrease)	(266,925)	53,370	36,023	3,967	(3,434,957)	(1,769,029)	-	9,073
NET ASSETS, at beginning of the year	1,930,357	-	-	-	18,003,983	8,407,549	-	-
NET ASSETS, at end of the year	$1,663,432	$53,370	$36,023	$3,967	$14,569,026	$6,638,520	$-	$9,073

See Notes to Financial Statements.

F-27

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML U.S . Government Money Market Division	PIMCO Global Bond Opportunities Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Limited - Term Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division
Investment income
Dividends	$100,889	$466	$46	$211	$5	$-	$138,853	$-
Expenses
Mortality and expense risk fees and administrative expense charges	35,273	76	2	21	1	21,892	32,545	281,166
Net investment income (loss)	65,616	390	44	190	4	(21,892)	106,308	(281,166)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	26	(87)	-	(2)	(2)	337,983	8,153	771,344
Realized gain distribution	-	333	-	-	1	213,328	376,014	1,714,190
Realized gain (loss)	26	246	-	(2)	(1)	551,311	384,167	2,485,534
Change in net unrealized appreciation/depreciation of investments	(26)	16	(93)	(643)	(9)	(3,071,983)	(803,983)	(19,208,682)
Net gain (loss) on investments	-	262	(93)	(645)	(10)	(2,520,672)	(419,816)	(16,723,148)
Net increase (decrease) in net assets resulting from operations	65,616	652	(49)	(455)	(6)	(2,542,564)	(313,508)	(17,004,314)
Capital transactions:
Transfers of net premiums	2,948,416	32,673	-	2	433	116,468	208,517	1,242,474
Transfers due to death benefits	(1,441)	-	-	-	-	(4,899)	(15,544)	(259,141)
Transfers due to withdrawal of funds	(515,125)	-	(1)	(1)	-	(65,959)	(75,784)	(1,588,111)
Transfers due to policy loans, net of repayments	(99,716)	-	-	-	-	(56,978)	(130,499)	(877,660)
Transfers due to charges for administrative and insurance costs	(646,511)	(869)	(4)	(35)	(10)	(146,365)	(292,864)	(1,759,993)
Transfers between Divisions and to/from General Account	(1,614,005)	39,169	1,625	14,081	32	(70,031)	745,086	187,862
Net increase (decrease) in net assets resulting from capital transactions	71,618	70,973	1,620	14,047	455	(227,764)	438,912	(3,054,569)
Total increase (decrease)	137,234	71,625	1,571	13,592	449	(2,770,328)	125,404	(20,058,883)
NET ASSETS, at beginning of the year	8,229,386	-	-	-	-	6,779,214	7,109,686	74,689,436
NET ASSETS, at end of the year	$8,366,620	$71,625	$1,571	$13,592	$449	$4,008,886	$7,235,090	$54,630,553

See Notes to Financial Statements.

F-28

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short Term Investment Division
Investment income
Dividends	$113,202	$-	$27	$467	$-	$1,445	$38	$-
Expenses
Mortality and expense risk fees and administrative expense charges	15,698	11	30	261	118	571	56	95
Net investment income (loss)	97,504	(11)	(3)	206	(118)	874	(18)	(95)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(52,403)	(75)	(318)	(351)	(63)	(481)	(129)	(1)
Realized gain distribution	-	-	137	5,046	-	6,142	86	-
Realized gain (loss)	(52,403)	(75)	(181)	4,695	(63)	5,661	(43)	(1)
Change in net unrealized appreciation/depreciation of investments	(362,467)	105	(74)	(12,385)	(280)	1,623	(2,210)	(77)
Net gain (loss) on investments	(414,870)	30	(255)	(7,690)	(343)	7,284	(2,253)	(78)
Net increase (decrease) in net assets resulting from operations	(317,366)	19	(258)	(7,484)	(461)	8,158	(2,271)	(173)
Capital transactions:
Transfers of net premiums	128,475	5,582	12,180	58,856	27,078	158,911	18,963	38,390
Transfers due to death benefits	(22,365)	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(30,791)	(1,407)	-	-	(8)	1	(967)	-
Transfers due to policy loans, net of repayments	(71,104)	-	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(118,447)	(137)	(241)	(1,502)	(690)	(2,547)	(396)	(263)
Transfers between Divisions and to/from General Account	219,778	-	(858)	-	30,295	-	5,119	-
Net increase (decrease) in net assets resulting from capital transactions	105,546	4,038	11,081	57,354	56,675	156,365	22,719	38,127
Total increase (decrease)	(211,820)	4,057	10,823	49,870	56,214	164,523	20,448	37,954
NET ASSETS, at beginning of the year	4,092,397	-	-	-	-	-	-	-
NET ASSETS, at end of the year	$3,880,577	$4,057	$10,823	$49,870	$56,214	$164,523	$20,448	$37,954

See Notes to Financial Statements.

F-29

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2021

	American Century VP Disciplined Core Value Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value VIP Division
Investment income
Dividends	$346,204	$45,982	$171,109	$129,412	$46,078	$51,193	$-	$49,024
Expenses
Mortality and expense risk fees and administrative expense charges	153,732	11,731	45,057	50,401	23,013	386,196	-	20,679
Net investment income (loss)	192,472	34,251	126,052	79,011	23,065	(335,003)	-	28,345
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,802,837	147,682	175,731	595,367	117,299	3,807,338	33	(34,807)
Realized gain distribution	4,675,326	-	366,544	114,327	320,359	10,388,792	-	129,812
Realized gain (loss)	6,478,163	147,682	542,275	709,694	437,658	14,196,130	33	95,005
Change in net unrealized appreciation/depreciation of investments	(142,989)	370,796	841,621	1,669,917	230,792	5,998,173	(30)	927,551
Net gain (loss) on investments	6,335,174	518,478	1,383,896	2,379,611	668,450	20,194,303	3	1,022,556
Net increase (decrease) in net assets resulting from operations	6,527,646	552,729	1,509,948	2,458,622	691,515	19,859,300	3	1,050,901
Capital transactions:
Transfers of net premiums	924,845	84,032	319,853	262,057	111,897	1,788,695	-	169,687
Transfers due to death benefits	(225,229)	-	(40,483)	(309,341)	-	(801,475)	(710)	(103,287)
Transfers due to withdrawal of funds	(2,002,191)	(155,068)	(166,098)	(328,901)	(261,630)	(2,697,162)	(25)	(37,905)
Transfers due to policy loans, net of repayments	(341,729)	(17,283)	(201,431)	(76,473)	(51,865)	(859,866)	-	(46,949)
Transfers due to charges for administrative and insurance costs	(924,718)	(67,073)	(320,801)	(262,049)	(99,782)	(2,082,884)	-	(132,139)
Transfers between Divisions and to/from General Account	729,590	38,324	362,696	(1,111,614)	92,364	54,414	-	(121,135)
Net increase (decrease) in net assets resulting from capital transactions	(1,839,432)	(117,068)	(46,264)	(1,826,321)	(209,016)	(4,598,278)	(735)	(271,728)
Total increase (decrease)	4,688,214	435,661	1,463,684	632,301	482,499	15,261,022	(732)	779,173
NET ASSETS, at beginning of the year	28,800,968	2,330,862	10,395,398	11,567,104	4,937,438	75,496,258	732	4,241,739
NET ASSETS, at end of the year	$33,489,182	$2,766,523	$11,859,082	$12,199,405	$5,419,937	$90,757,280	$-	$5,020,912

See Notes to Financial Statements.

F-30

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	Goldman Sachs Strategic Growth Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division
Investment income
Dividends	$-	$-	$-	$64,000	$-	$12,967	$-	$391,649
Expenses
Mortality and expense risk fees and administrative expense charges	29,635	22,582	291,706	12,714	360,606	3,019	328,730	37,368
Net investment income (loss)	(29,635)	(22,582)	(291,706)	51,286	(360,606)	9,948	(328,730)	354,281
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(3,250)	252,961	2,859,795	8,513	4,336,334	81,316	2,245,924	(159,812)
Realized gain distribution	919,454	500,534	3,431,962	113,891	8,236,716	2,347	3,475,237	-
Realized gain (loss)	916,204	753,495	6,291,757	122,404	12,573,050	83,663	5,721,161	(159,812)
Change in net unrealized appreciation/ depreciation of investments	513,426	(193,293)	6,489,323	(237,070)	663,296	90,349	3,854,931	(524,893)
Net gain (loss) on investments	1,429,630	560,202	12,781,080	(114,667)	13,236,346	174,012	9,576,092	(684,705)
Net increase (decrease) in net assets resulting from operations	1,399,995	537,620	12,489,374	(63,381)	12,875,740	183,960	9,247,362	(330,424)
Capital transactions:
Transfers of net premiums	124,519	121,138	1,557,487	124,998	1,703,684	20,983	1,735,813	389,203
Transfers due to death benefits	(7,799)	(175,819)	(269,797)	(12,898)	(949,831)	(308,092)	(278,629)	(136,028)
Transfers due to withdrawal of funds	(105,202)	(193,212)	(2,380,136)	(40,963)	(2,839,702)	5,628	(2,275,869)	(328,018)
Transfers due to policy loans, net of repayments	(79,322)	(5,815)	(792,007)	(12,815)	(793,546)	(3,960)	(739,772)	(27,769)
Transfers due to charges for administrative and insurance costs	(158,276)	(139,900)	(1,668,955)	(103,782)	(1,661,319)	(22,587)	(1,721,444)	(312,157)
Transfers between Divisions and to/from General Account	17,970	(352,226)	137,112	66,587	(61,361)	(433,332)	86,479	235,089
Net increase (decrease) in net assets resulting from capital transactions	(208,110)	(745,834)	(3,416,296)	21,128	(4,602,075)	(741,360)	(3,193,422)	(179,680)
Total increase (decrease)	1,191,885	(208,214)	9,073,078	(42,253)	8,273,665	(557,400)	6,053,940	(510,104)
NET ASSETS, at beginning of the year	6,575,794	5,653,505	58,489,775	3,047,589	71,808,430	1,182,698	63,229,251	8,573,918
NET ASSETS, at end of the year	$7,767,679	$5,445,291	$67,562,853	$3,005,336	$80,082,095	$625,298	$69,283,191	$8,063,814

See Notes to Financial Statements.

F-31

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	Invesco V.I. Health Care Division	Invesco V.I. Main Street Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	MFS® Investors Trust Division	MFS® New Discovery Division
Investment income
Dividends	$2,559	$120,931	$-	$29,674	$-	$66,941	$1,577	$-
Expenses
Mortality and expense risk fees and administrative expense charges	5,655	76,956	8,533	20,945	109,679	58,659	1,036	8,946
Net investment income (loss)	(3,096)	43,975	(8,533)	8,729	(109,679)	8,282	541	(8,946)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	20,262	507,972	140,253	67,745	783,282	729,438	14,338	101,779
Realized gain distribution	133,101	985,827	184,058	32,413	2,911,977	598,162	7,928	285,827
Realized gain (loss)	153,363	1,493,799	324,311	100,158	3,695,259	1,327,600	22,266	387,606
Change in net unrealized appreciation/ depreciation of investments	(9,370)	2,473,615	(76,520)	559,058	1,380,039	727,680	36,876	(355,317)
Net gain (loss) on investments	143,993	3,967,414	247,791	659,216	5,075,298	2,055,280	59,142	32,289
Net increase (decrease) in net assets resulting from operations	140,897	4,011,389	239,258	667,945	4,965,619	2,063,562	59,683	23,343
Capital transactions:
Transfers of net premiums	29,992	465,358	54,343	86,591	444,098	361,143	18,062	32,349
Transfers due to death benefits	(888)	(29,325)	(1,290)	(15,308)	(196,401)	(232,725)	(2,078)	(19,292)
Transfers due to withdrawal of funds	(6,898)	(598,139)	(18,012)	(23,628)	(1,042,172)	(437,849)	(1,901)	(91,278)
Transfers due to policy loans, net of repayments	(16,806)	(183,047)	(4,408)	(19,005)	(302,414)	(156,851)	(11,812)	(17,431)
Transfers due to charges for administrative and insurance costs	(37,299)	(449,889)	(79,105)	(114,558)	(510,272)	(238,083)	(10,543)	(36,751)
Transfers between Divisions and to/from General Account	169,627	76,559	428,168	70,334	253,011	7,730	(3,238)	193,046
Net increase (decrease) in net assets resulting from capital transactions	137,728	(718,483)	379,696	(15,574)	(1,354,150)	(696,635)	(11,510)	60,643
Total increase (decrease)	278,625	3,292,906	618,954	652,371	3,611,469	1,366,927	48,173	83,986
NET ASSETS, at beginning of the year	1,021,762	15,106,840	1,340,222	4,117,190	22,730,497	12,046,888	228,659	1,629,179
NET ASSETS, at end of the year	$1,300,387	$18,399,746	$1,959,176	$4,769,561	$26,341,966	$13,413,815	$276,832	$1,713,165

See Notes to Financial Statements.

F-32

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	MML Blend Division	MML Blue Chip Growth Division	MML Equity Division	MML Equity Index Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Small Cap Equity Division
Investment income
Dividends	$435,816	$-	$710,337	$847,164	$16,198	$309,515	$18,587	$76,913
Expenses
Mortality and expense risk fees and administrative expense charges	90,016	31,747	211,576	258,599	7,454	41,605	7,870	79,719
Net investment income (loss)	345,800	(31,747)	498,761	588,565	8,744	267,910	10,717	(2,806)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	537,301	333,960	1,954,389	2,684,521	20,560	11,732	81,164	687,081
Realized gain distribution	5,226,004	745,272	-	2,568,827	112,844	180,544	-	1,041,980
Realized gain (loss)	5,763,305	1,079,232	1,954,389	5,253,348	133,404	192,276	81,164	1,729,061
Change in net unrealized appreciation/depreciation of investments	(3,321,820)	21,245	8,332,624	8,600,960	(53,741)	(424,178)	149,124	1,758,640
Net gain (loss) on investments	2,441,485	1,100,477	10,287,013	13,854,308	79,663	(231,902)	230,288	3,487,701
Net increase (decrease) in net assets resulting from operations	2,787,285	1,068,730	10,785,774	14,442,873	88,407	36,008	241,005	3,484,895
Capital transactions:
Transfers of net premiums	652,485	143,109	1,541,926	1,163,429	87,106	313,587	69,394	426,372
Transfers due to death benefits	(92,049)	(393,724)	(303,016)	(617,804)	(23,138)	(41,297)	(308,150)	(200,638)
Transfers due to withdrawal of funds	(865,945)	(81,730)	(2,498,457)	(2,036,498)	(29,369)	(257,315)	(123,811)	(781,214)
Transfers due to policy loans, net of repayments	(163,631)	(194,594)	(373,788)	(325,794)	(9,226)	(37,750)	(11,710)	(99,903)
Transfers due to charges for administrative and insurance costs	(814,866)	(182,275)	(1,573,599)	(1,245,505)	(76,648)	(408,221)	(71,648)	(398,363)
Transfers between Divisions and to/from General Account	207,320	407,656	311,916	123,716	(6,275)	435,616	(315,066)	(416,737)
Net increase (decrease) in net assets resulting from capital transactions	(1,076,686)	(301,558)	(2,895,018)	(2,938,456)	(57,550)	4,620	(760,991)	(1,470,483)
Total increase (decrease)	1,710,599	767,172	7,890,756	11,504,417	30,857	40,628	(519,986)	2,014,412
NET ASSETS, at beginning of the year	19,854,871	6,938,832	37,318,429	53,409,222	1,567,317	9,681,421	2,450,343	15,989,571
NET ASSETS, at end of the year	$21,565,470	$7,706,004	$45,209,185	$64,913,639	$1,598,174	$9,722,049	$1,930,357	$18,003,983

See Notes to Financial Statements.

F-33

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	MML Small Cap Growth Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division
Investment income
Dividends	$-	$-	$-	$106,810	$-	$79,664
Expenses
Mortality and expense risk fees and administrative expense charges	38,879	34,504	30,838	31,056	347,397	18,219
Net investment income (loss)	(38,879)	(34,504)	(30,838)	75,754	(347,397)	61,445
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,726)	17	865,249	91,823	2,240,597	(27,282)
Realized gain distribution	1,330,104	-	723,341	495,555	7,471,119	-
Realized gain (loss)	1,327,379	17	1,588,590	587,378	9,711,716	(27,282)
Change in net unrealized appreciation/depreciation of investments	(726,005)	(17)	(481,300)	816,203	293,403	115,554
Net gain (loss) on investments	601,374	-	1,107,290	1,403,581	10,005,119	88,272
Net increase (decrease) in net assets resulting from operations	562,495	(34,504)	1,076,452	1,479,335	9,657,722	149,717
Capital transactions:
Transfers of net premiums	175,001	716,463	122,724	210,207	1,377,977	148,844
Transfers due to death benefits	(1,841)	(2,825,706)	(308,838)	(31,263)	(508,147)	(4,634)
Transfers due to withdrawal of funds	(246,438)	(1,588,210)	(265,509)	(267,265)	(2,070,442)	(212,805)
Transfers due to policy loans, net of repayments	(110,728)	(149,703)	(9,251)	(59,075)	(736,525)	(45,873)
Transfers due to charges for administrative and insurance costs	(177,519)	(586,798)	(151,304)	(212,315)	(1,728,196)	(123,219)
Transfers between Divisions and to/from General Account	165,773	3,814,982	(396,893)	(33,431)	(391,872)	252,307
Net increase (decrease) in net assets resulting from capital transactions	(195,752)	(618,972)	(1,009,071)	(393,142)	(4,057,205)	14,620
Total increase (decrease)	366,743	(653,476)	67,381	1,086,193	5,600,517	164,337
NET ASSETS, at beginning of the year	8,040,806	8,882,862	6,711,833	6,023,493	69,088,919	3,928,060
NET ASSETS, at end of the year	$8,407,549	$8,229,386	$6,779,214	$7,109,686	$74,689,436	$4,092,397

See Notes to Financial Statements.

F-34

C. M. Life Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Variable Life Separate Account I (“the Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on February 2, 1995. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life was formerly a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly owned subsidiary of MassMutual.

C.M. Life maintains the following five segments within the Separate Account: C.M. Life Electrum SelectSM, Executive Benefit Variable Universal Life, Survivorship Variable Universal Life, Variable Universal Life and Survivorship Variable Universal Life II.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising from any other C.M. Life business.

F-35

Notes To Financial Statements (Continued)

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS
For the year or period ended December 31, 2022, the Separate Account consists of one hundred and sixty-six divisions/sub-accounts that invest in the following mutual funds. All of the divisions may not be available to all of the five segments of the Separate Account:

The division/Sub-Account listed in the first
	Divisions/Sub-Accounts	column invests in the fund in this column
	American Century VP Capital Appreciation Division	American Century VP Capital Appreciation Fund [1,27]
	American Century VP Disciplined Core Value Division	American Century VP Disciplined Core Value Fund[1]
	American Century VP Inflation Protection Division	American Century VP Inflation Protection Fund [1,27]
	American Century VP International Division	American Century VP International Fund[1,27]
	American Century VP Value Division	American Century VP Value Fund[1]
	American Funds® Asset Allocation Division	American Funds® Asset Allocation Fund[2]
	American Funds® Growth Income Division	American Funds® Growth Income Fund[2]
	American Funds® IS Asset Allocation Division	American Funds® IS Asset Allocation Fund [2,27]
	American Funds® IS Blue Chip Income & Growth Division	American Funds® IS Blue Chip Income & Growth Fund [2,27]
	American Funds® IS Bond Division	American Funds® IS Bond Fund [2,27]
	American Funds® IS Capital World Bond Division	American Funds® IS Capital World Bond Fund [2,27]
	American Funds® IS Global Growth & Income Division	American Funds® IS Global Growth & Income Fund [2,27]
	American Funds® IS Global Growth Division	American Funds® IS Global Growth Fund [2,27]
	American Funds® IS Global Small Cap Division	American Funds® IS Global Small Cap Fund [2,27]
	American Funds® IS Growth Income Division	American Funds® IS Growth Income Fund[2,27]
	American Funds® IS High Income Bond Division	American Funds® IS High Income Bond Fund[2,27]
	American Funds® IS International Growth and Income Division	American Funds® IS International Growth and Income Fund [2,27]
	American Funds® IS New World Division	American Funds® IS New World Fund [2,27]
	American Funds® IS US Government/AAA Rtd Secs Division	American Funds® IS US Government/AAA Rtd Secs Fund[2,27]
	BlackRock Basic Value V.I. Division	BlackRock Basic Value V.I. Fund [27,34]
	BlackRock High Yield V.I. Division	BlackRock High Yield V.I. Fund [27,34]
	BlackRock Small Cap Index V.I. Division	BlackRock Small Cap Index V.I. Fund [27,34]
	BlackRock Total Return V.I. Division	BlackRock Total Return V.I. Fund [27,34]
	BNY Mellon MidCap Stock Division	BNY Mellon MidCap Stock Portfolio[27,35]
	Delaware Ivy VIP Asset Strategy Division [22]	Delaware Ivy VIP Asset Strategy Portfolio [22,27,36]
	Delaware Ivy VIP Science and Technology Division[23]	Delaware Ivy VIP Science and Technology Portfolio [23,27,36]
	Delaware VIP® Emerging Markets Division	Delaware VIP® Emerging Markets Fund[27,36]
	Delaware VIP® Small Cap Value Division	Delaware VIP® Small Cap Value Fund[27,36]
	DFA VA Global Bond Division	DFA VA Global Bond Portfolio [27,37]
	DFA VA International Small Division	DFA VA International Small Portfolio [27,37]
	DFA VA U.S. Large Value Division	DFA VA U.S. Large Value Portfolio [27,37]
	DFA VA U.S. Targeted Value Division	DFA VA U.S. Targeted Value Portfolio [27,37]
	DFA VIT Inflation Protected Secs Division	DFA VIT Inflation Protected Secs Fund[27,37]
	DWS Small Cap Index Division	DWS Small Cap Index Fund[3]
	Eaton Vance VT Floating Rate Income Division	Eaton Vance VT Floating Rate Income Fund[27,38]
	Fidelity® Growth Division	Fidelity® Growth Fund [4,27]
	Fidelity® VIP Bond Index Division	Fidelity® VIP Bond Index Portfolio [4,27]
	Fidelity® VIP 2 Contra Division	Fidelity® VIP 2 Contra Fund [4,27]
	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Fund[4]
	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Extended Market Index Portfolio [4,27]
F-36

Notes To Financial Statements (Continued)

Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2020 Portfolio [4,27]
Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2025 Portfolio [4,27]
Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2030 Portfolio [4,27]
Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2035 Portfolio [4,27]
Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2040 Portfolio [4,27]
Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2045 Portfolio [4,27]
Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2050 Portfolio [4,27]
Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2055 Portfolio [4,27]
Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2060 Portfolio [4,27]
Fidelity® VIP Freedom 2065 Division	Fidelity® VIP Freedom 2065 Portfolio [4,27]
Fidelity® VIP Freedom Income Division	Fidelity® VIP Freedom Income Portfolio [4,27]
Fidelity® VIP Government Money Market Division	Fidelity® VIP Government Money Market Fund[4]
Fidelity® VIP High Income Division	Fidelity® VIP High Income Fund[4]
Fidelity® VIP Index 500 Division (Initial Class)	Fidelity® VIP Index 500 Portfolio (Initial Class)[4,5,27]
Fidelity® VIP Index 500 Division (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class)[4,5,27]
Fidelity® VIP International Index Division	Fidelity® VIP International Index Portfolio [4,27]
Fidelity® VIP Overseas Division	Fidelity® VIP Overseas Portfolio [4,27]
Fidelity® VIP Real Estate Division	Fidelity® VIP Real Estate Fund[4,27]
Fidelity® VIP Total Market Index Division	Fidelity® VIP Total Market Index Portfolio [4,27]
Franklin Mutual Global Discovery VIP Division	Franklin Mutual Global Discovery VIP Fund [6,27]
Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund[6]
Franklin Strategic Income VIP Division	Franklin Strategic Income VIP Fund [6,27]
Goldman Sachs Core Fixed Income Division	Goldman Sachs Core Fixed Income Fund [7,27]
Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Small Cap Equity Insights Fund [7,27]
Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund[7]
Goldman Sachs International Equity Insights Division	Goldman Sachs International Equity Insights Fund [7,27]
Goldman Sachs Mid Cap Growth Division[28]	Goldman Sachs Mid Cap Growth Fund [7,27,28]
Goldman Sachs Mid Cap Value Division	Goldman Sachs Mid Cap Value Fund [7,27]
Invesco Oppenheimer V.I. International Growth Division	Invesco Oppenheimer V.I. International Growth Fund[8]
Invesco V.I. American Franchise Division	Invesco V.I. American Franchise Fund [8,27]
Invesco V.I. Capital Appreciation Division [15]	Invesco V.I. Capital Appreciation Fund [8,15]
Invesco V.I. Comstock Division	Invesco V.I. Comstock Fund [8,27]
Invesco V.I. Conservative Balanced Division [16]	Invesco V.I. Conservative Balanced Fund [8,16]
Invesco V.I. Core Plus Bond Division[17]	Invesco V.I. Core Plus Bond Fund[8,17,29]
Invesco V.I. Discovery Mid Cap Growth Division [18]	Invesco V.I. Discovery Mid Cap Growth Fund [5,8,18]
Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund [8]
Invesco V.I. EQV International Equity Division	Invesco V.I. EQV International Equity Fund [8,27,31]
Invesco V.I. Global Division [19]	Invesco V.I. Global Fund [8,19]
Invesco V.I. Global Real Estate Division	Invesco V.I. Global Real Estate Fund [8,27]
Invesco V.I. Global Strategic Income Division [20]	Invesco V.I. Global Strategic Income Fund [8,20]
Invesco V.I. Health Care Division	Invesco V.I. Health Care Fund [8]
Invesco V.I. Main Street Division [21]	Invesco V.I. Main Street Fund [8,21]
Invesco V.I. Small Cap Equity Division	Invesco V.I. Small Cap Equity Fund [8,27]
Invesco V.I. Technology Division	Invesco V.I. Technology Fund [8]
F-37

Notes To Financial Statements (Continued)

Janus Henderson Balanced Division	Janus Henderson Balanced Fund [9]
Janus Henderson Forty Division	Janus Henderson Forty Fund [9]
Janus Henderson Global Research Division	Janus Henderson Global Research Fund [9]
JPMorgan Insurance Trust Small Cap Core Division	JPMorgan Insurance Trust Small Cap Core Portfolio [27,33]
JPMorgan Insurance Trust U.S. Equity Division	JPMorgan Insurance Trust U.S. Equity Portfolio [27,33]
Lord Abbett Developing Growth Division	Lord Abbett Developing Growth Portfolio [24,27]
Lord Abbett Mid Cap Stock Division	Lord Abbett Mid Cap Stock Portfolio [24,27]
MFS® Blended Research Core Equity Division	MFS® Blended Research Core Equity Portfolio [10,27]
MFS® Global Real Estate Division	MFS® Global Real Estate Portfolio [10,27]
MFS® Government Securities Division	MFS® Government Securities Portfolio [10,27]
MFS® Growth Division	MFS® Growth Fund[10,27]
MFS® International Intrinsic Value Division	MFS® International Intrinsic Value Portfolio [10,27]
MFS® Mid Cap Value Division	MFS® Mid Cap Value Portfolio [10,27]
MFS® Utilities Division	MFS® Utilities Portfolio [10,27]
MFS® Value Division	MFS® Value Portfolio [10,27]
MFS® Investors Trust Division	MFS® Investors Trust Fund[10]
MFS® New Discovery Division	MFS® New Discovery Fund[10]
MML Aggressive Allocation Division	MML Aggressive Allocation Fund[11,27]
MML American Funds Core Allocation Division	MML American Funds Core Allocation Fund [11,27]
MML American Funds Growth Division	MML American Funds Growth Fund [11,27]
MML American Funds International Division	MML American Funds International Fund [11,27,39]
MML Balanced Allocation Division	MML Balanced Allocation Fund[11,27]
MML Blend Division	MML Blend Fund[12]
MML Blue Chip Growth Division	MML Blue Chip Growth Fund[11]
MML Conservative Allocation Division	MML Conservative Allocation Fund[11,27]
MML Dynamic Bond Division (Class II)	MML Dynamic Bond Fund (Class II)[11,27]
MML Equity Division	MML Equity Fund[12]
MML Equity Income Division	MML Equity Income Fund[11,27]
MML Equity Index Division	MML Equity Index Fund[12]
MML Focused Equity Division	MML Focused Equity Fund [11,27]
MML Foreign Division	MML Foreign Fund[11,27]
MML Fundamental Equity Division	MML Fundamental Equity Fund [11,27]
MML Fundamental Value Division	MML Fundamental Value Fund [11,27]
MML Global Division	MML Global Fund [11,27]
MML Growth Allocation Division	MML Growth Allocation Fund[11,27]
MML High Yield Division	MML High Yield Fund [12,27]
MML Income & Growth Division	MML Income & Growth Fund[11,27]
MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund[12]
MML International Equity Division	MML International Equity Fund[11,27]
MML Large Cap Growth Division	MML Large Cap Growth Fund[11,27]
MML Managed Bond Division	MML Managed Bond Fund[12]
MML Managed Volatility Division	MML Managed Volatility Fund[11]
MML Mid Cap Growth Division	MML Mid Cap Growth Fund[11,27]
F-38

Notes To Financial Statements (Continued)

MML Mid Cap Value Division	MML Mid Cap Value Fund[11,27]
MML Moderate Allocation Division	MML Moderate Allocation Fund[11,27]
MML Short Duration Bond Division	MML Short Duration Bond Fund [12,27]
MML Small Cap Equity Division	MML Small Cap Equity Fund[12]
MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund[11]
MML Small Company Value Division	MML Small Company Value Fund [11,27]
MML Small Mid Cap Value Division	MML Small Mid Cap Value Fund[11,27]
MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund [12,27]
MML Sustainable Equity Division	MML Sustainable Equity Fund [11,27,32]
MML Total Return Bond Division	MML Total Return Bond Fund [11,27]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[11]
PIMCO All Asset Division	PIMCO All Asset Portfolio [25,27]
PIMCO Commodity Real Return Strategy Division	PIMCO Commodity Real Return Strategy Portfolio[25,27]
PIMCO Emerging Markets Bond Division	PIMCO Emerging Markets Bond Portfolio [25,27]
PIMCO Global Bond Opportunities Division (Unhedged)	PIMCO Global Bond Opportunities Portfolio (Unhedged) [25,27]
PIMCO High Yield Division	PIMCO High Yield Portfolio [25,27]
PIMCO Long Term U.S. Government Division	PIMCO Long Term U.S. Government Portfolio[25,27]
PIMCO Real Return Division	PIMCO Real Return Portfolio [25,27]
PIMCO Total Return Division	PIMCO Total Return Portfolio [25,27]
T. Rowe Limited Term Bond Division	T. Rowe Limited Term Bond Fund[13,27]
T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Fund[13]
T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Fund[13]
T. Rowe Price Mid Cap Growth Division	T. Rowe Price Mid Cap Growth Fund[13]
Templeton Foreign VIP Division	Templeton Foreign VIP Fund[14]
Templeton Global Bond VIP Division	Templeton Global Bond VIP Fund [14,27]
TOPS Aggressive Growth ETF Division	TOPS Aggressive Growth ETF Fund [27,30]
TOPS Balanced ETF Division	TOPS Balanced ETF Fund [27,30]
TOPS Conservative ETF Division	TOPS Conservative ETF Fund [27,30]
TOPS Growth ETF Division	TOPS Growth ETF Fund [27,30]
TOPS Moderate Growth ETF Division	TOPS Moderate Growth ETF Fund [27,30]
Vanguard VIF Balanced Division	Vanguard VIF Balanced Fund[26,27]
Vanguard VIF Capital Growth Division	Vanguard VIF Capital Growth Fund[26,27]
Vanguard VIF Diversified Value Division	Vanguard VIF Diversified Value Fund[26,27]
Vanguard VIF Equity Income Division	Vanguard VIF Equity Income Fund[26,27]
Vanguard VIF Growth Division	Vanguard VIF Growth Fund[26,27]
Vanguard VIF High Yield Bond Division	Vanguard VIF High Yield Bond Fund[26,27]
Vanguard VIF International Division	Vanguard VIF International Fund[26,27]
Vanguard VIF Real Estate Index Division	Vanguard VIF Real Estate Index Fund[26,27]
Vanguard VIF Short Term Investment Grade Division	Vanguard VIF Short Term Investment Grade Fund[26,27]
F-39

Notes To Financial Statements (Continued)

In addition to the one hundred and sixty-six divisions/sub-accounts, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of C.M. Life’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, and the General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]Capital Research and Management Company is the investment adviser to this Fund.
3DWS Investment Management Americas, Inc. is the investment adviser to this Fund.
[4]Fidelity Management & Research Company is the investment adviser to this Portfolio.
[5]This sub-account/division/portfolio did not have any investment or unit activity in 2017 to 2021.
[6]Franklin Mutual Advisers, LLC is the investment adviser to this Fund.
[7]Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.

[8]Invesco Advisers, Inc. is the investment adviser to this Fund.
[9]Janus Capital Management LLC is the investment adviser to this Portfolio.
[10]Massachusetts Financial Services Company is the investment adviser to this Series.
11MML Investment Advisers, LLC is the investment advisor to the listed MML II Trust Fund.
12MML Investment Advisers, LLC is the investment advisor to the listed MML Trust Fund
13T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.
[14]Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[15]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Capital Appreciation Division/Fund.
[16]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Conservative Balanced Division/Fund.
[17]After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the division name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond.
[18]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division/Fund.
[19]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Global Division/Fund.
[20]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Global Strategic Income Division/Fund.
[21]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Main Street Division/Fund®.
[22]Prior to July 1, 2021, known as Delaware Ivy VIP Asset Strategy Division/Fund.
[23]Prior to July 1, 2021, known as Delaware Ivy VIP Science and Technology Division/Fund.
[24]Lord, Abbett & Co. LLC is the investment adviser to this Fund.
[25]Pacific Investment Management Company LLC is the investment adviser to this Fund.
[26]The Vanguard Group, Inc. is the investment adviser to this Fund.
[27]This Division/Fund became available to the Separate Account as an investment option on December 13, 2021.
[28]Prior to April 29, 2022, known as Goldman Sachs Growth Opportunities Division/Fund.
[29]This Division/Fund became available to the Separate Account as an investment option on April 29, 2022.
[30]ValMark Advisers, Inc. is the investment adviser to this Fund.
[31]Prior to April 29, 2022, known as Invesco V.I. International Growth Division/Fund.
[32]Prior to May 1, 2022, known as MML Growth & Income Division/Fund (Initial Class).
33J.P. Morgan Investment Management Inc. is the investment adviser to this Fund.
[34]BlackRock Advisors, LLC is the investment adviser to this Fund.
35BNY Mellon Investment Adviser, Inc. is the investment adviser to this Portfolio.
[36]Delaware Management Company is the investment adviser to this Series.
37DFA Investment Dimensions Group Inc is the investment adviser to this Series.
[38]Eaton Vance Management is the investment adviser to this Fund.
[39]Effective November 4, 2022 this Division liquidated and any contract value in the Division after the close of the New York Stock Exchange on November 4, 2022 was automatically transferred to the MML U.S. Government Money Market Division.
F-40

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account C.M. Life Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying funds held by each division/sub-account are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and are reinvested in the underlying investment funds.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 1% to 8% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 1% to 3% of the loan or the policy loan rate less the loan interest rate expense charge.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO or 2017 CSO mortality table.

F-41

Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2022. There have been no transfers between levels for the year ended December 31, 2022.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with C.M. Life, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”) serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to C.M. Life

Certain fees such as mortality and expense fees are charges paid between the General Account and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.

F-42

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for each of the years or periods in the two-year period ended December 31, 2022 were as follows:

	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	American Funds® IS Bond Division	American Funds® IS Global Growth-Income Division
2022
Cost of purchases	$13,290	$8,214,849	$57,350	$460,908	$1,994,971	$1,451,139	$4,152	$12,531
Proceeds from sales	(1,093)	(2,042,235)	(519)	(425,757)	(630,333)	(508,428)	(93)	(397)

	American Funds® IS New World Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	Black Rock Total Return V.I. Division	BNY Mellon Mid Cap Stock Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division
2022 (Continued)
Cost of purchases	$11,963	$42,392	$126,605	$1,505	$1,468	$6,051	$71,416	$10,759
Proceeds from sales	(197)	(1,527)	(2,848)	(1,445)	(1,274)	(5,163)	(703)	(2,741)

	DFA VA International Small Division	DFA U.S. Targeted value Division	DFA VIT Inflation- Protected Division	DWS Small Cap Index Division	Fidelity® Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2025 Division
2022 (Continued)
Cost of purchases	$44,419	$66,120	$18,718	$908,034	$19,536	$4,531,078	$154,612	$100,137
Proceeds from sales	(920)	(904)	(246)	(328,868)	(1,357)	(4,568,850)	(1,516)	(1,608)

	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division
2022 (Continued)
Cost of purchases	$5,499	$55,648	$81,616	$46,395	$29,586	$40,707	$19,988	$476
Proceeds from sales	(778)	(5,445)	(15,171)	(21,279)	(14,214)	(3,709)	(6,932)	(31)

	Fidelity® VIP Freedom Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Index 500 Division	Fidelity® VIP International Index Division	Franklin Small Cap Value VIP Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division
2022 (Continued)		(Initial Class)	(Service Class)
Cost of purchases	$2,403	$1	$425,579	$97,957	$1,210,892	$229,178	$4,857	$1,612,541
Proceeds from sales	(141)	-	(6,341)	(1,621)	(833,648)	(936)	(4,711)	(298,665)

F-43

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
2022 (Continued)
Cost of purchases	$1,185,427	$19,040,640	$224,567	$17,038,636	$158,148	$9,867,116	$308,356	$193,108
Proceeds from sales	(621,183)	(3,292,255)	(96,135)	(3,262,502)	(35,536)	(2,900,406)	(543,085)	(118,554)

	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	MFS® Blended Research Core Equity Division
2022 (Continued)
Cost of purchases	$6,518,316	$68,418	$610,359	$311,999	$3,328,264	$1,842,585	$1,217	$1,888
Proceeds from sales	(1,109,163)	(1,519)	(130,276)	(276,469)	(1,149,602)	(639,112)	(1,057)	(1,572)

	MFS® Global Real Estate Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Growth Division
2022 (Continued)
Cost of purchases	$8,182	$13,908	$73,087	$8,214	$429,635	$175,080	$36,820	$177,792
Proceeds from sales	(384)	(57)	(85,798)	(898)	(105,959)	(1,623)	(153)	(448)

	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Index Division
2022 (Continued)
Cost of purchases	$18,587	$105,012	$941,348	$1,138,741	$4,887	$4,206	$6,175,506	$5,622,994
Proceeds from sales	(15,372)	(1,501)	(1,212,852)	(478,772)	(21)	(94)	(2,826,854)	(4,876,261)

	MML Foreign Division	MML Global Division	MML Growth Allocation Division	MML High Yield Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division
2022 (Continued)
Cost of purchases	$54,894	$28,572	$164,867	$2,279	$66,854	$382,937	$41,758	$722,222
Proceeds from sales	(665)	(1,324)	(1,326)	(2,050)	(290)	(239,601)	(870)	(572,100)
F-44

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Moderate Allocation Division	MML Short Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Mid Cap Value Division	MML Total Return Bond Division
2022 (Continued)
Cost of purchases	$92,056	$84,840	$40,419	$4,188	$2,386,008	$2,562,295	$351	$11,013
Proceeds from sales	(120,242)	(12,742)	(172)	(97)	(1,047,259)	(377,301)	(267)	(1,410)

	MML U.S. Government Money Market Division	PIMCO Global Bond Opportunities Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Limited - Term Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division
2022 (Continued)
Cost of purchases	$3,697,036	$72,640	$1,670	$14,293	$509	$553,345	$1,921,959	$2,268,068
Proceeds from sales	(3,560,008)	(946)	(6)	(56)	(50)	(589,659)	(1,000,721)	(3,889,592)

	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short Term Investment Division
2022 (Continued)
Cost of purchases	$442,608	$5,554	$13,369	$64,231	$57,688	$166,105	$23,678	$38,286
Proceeds from sales	(239,555)	(1,527)	(2,153)	(1,625)	(1,132)	(2,725)	(890)	(255)
F-45

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	American Century VP Disciplined Core Value Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value VIP Division
2021
Cost of purchases	$6,430,091	$187,971	$1,171,315	$479,924	$636,799	$11,870,669	$-	$370,356
Proceeds from sales	(3,401,711)	(270,781)	(724,975)	(2,112,921)	(502,403)	(6,415,181)	(735)	(483,938)

	Goldman Sachs Strategic Growth Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division
2021 (Continued)
Cost of purchases	$1,322,170	$753,075	$4,990,112	$328,528	$9,901,923	$49,641	$4,401,413	$949,386
Proceeds from sales	(640,461)	(1,020,957)	(5,266,200)	(142,237)	(6,627,817)	(778,699)	(4,448,327)	(774,769)

	Invesco V.I. Health Care Division	Invesco V.I. Main Street Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	MFS® Investors Trust Division	MFS® New Discovery Division
2021 (Continued)
Cost of purchases	$383,128	$1,453,223	$813,928	$220,045	$3,482,723	$1,067,086	$40,683	$586,780
Proceeds from sales	(115,397)	(1,141,895)	(258,717)	(194,488)	(2,034,575)	(1,157,297)	(43,733)	(249,258)

	MML Blend Division	MML Blue Chip Growth Division	MML Equity Division	MML Equity Index Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Small Cap Equity Division
2021 (Continued)
Cost of purchases	$6,218,529	$1,576,920	$1,562,195	$4,740,993	$262,263	$1,061,139	$130,625	$1,705,678
Proceeds from sales	(1,723,405)	(1,164,954)	(3,958,530)	(4,522,032)	(198,225)	(608,064)	(880,893)	(2,136,973)

	MML Small Cap Growth Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division
2021 (Continued)
Cost of purchases	$1,714,518	$6,430,211	$986,708	$958,891	$8,513,029	$439,331
Proceeds from sales	(619,040)	(7,083,667)	(1,303,281)	(780,731)	(5,446,509)	(363,266)
F-46

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for each of the years or periods in the two-year period ended December 31, 2022 were as follows:

2022	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	American Funds® IS Bond Division	American Funds® IS Global Growth-Income Division
Units purchased	16,722	301,146	45,974	35,034	111,864	79,125	4,525	14,310
Units withdrawn	(362)	(631,749)	(923)	(83,520)	(156,012)	(119,110)	(133)	(277)
Units transferred between Divisions and to/from General Account	(117)	(67,538)	28,454	5,574	77,707	3,897	-	1,278
Net increase (decrease)	16,243	(398,141)	73,505	(42,912)	33,559	(36,088)	4,392	15,311

2022 (Continued)	American Funds® IS New World Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	Black Rock Total Return V.I. Division	BNY Mellon Mid Cap Stock Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division
Units purchased	2,426	11,038	113,525	1,632	1,411	6,766	27,375	11,515
Units withdrawn	(158)	(440)	(2,114)	(1,632)	(1,411)	(6,766)	(7,398)	(3,023)
Units transferred between Divisions and to/from General Account	12,507	34,655	37,222	-	-	-	70,444	-
Net increase (decrease)	14,775	45,253	148,633	-	-	-	90,421	8,492

2022 (Continued)	DFA VA International Small Division	DFA U.S. Targeted value Division	DFA VIT Inflation- Protected Division	DWS Small Cap Index Division	Fidelity® Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2025 Division
Units purchased	24,006	30,024	8,648	32,963	10,276	379,303	7,719	104,803
Units withdrawn	(738)	(923)	(272)	(47,394)	(253)	(872,039)	(1,186)	(2,404)
Units transferred between Divisions and to/from General Account	26,505	31,259	10,009	(37,696)	12,662	(86,573)	176,472	9,722
Net increase (decrease)	49,773	60,360	18,385	(52,127)	22,685	(579,309)	183,005	112,121

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055	Freedom 2060	Freedom 2065
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	6,128	59,737	23,662	46,910	32,589	33,593	22,815	515
Units withdrawn	(884)	(1,843)	(8,927)	(25,826)	(15,577)	(4,269)	(8,956)	(11)
Units transferred between Divisions and to/from General Account	101	(215)	64,714	7,008	135	13,534	733	7
Net increase (decrease)	5,345	57,679	79,449	28,092	17,147	42,858	14,592	511
F-47

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2022 (Continued)	Fidelity® VIP Freedom Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Index 500 Division	Fidelity® VIP International Index Division	Franklin Small Cap Value VIP Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division
		(Initial Class)	(Service Class)
Units purchased	2,433	-	425,014	109,091	44,310	227	5,361	41,999
Units withdrawn	(54)	-	(7,817)	(2,358)	(57,936)	(1,251)	(5,361)	(91,592)
Units transferred between Divisions and to/from General Account	82	-	70,784	-	(10,850)	226,602	-	113,440
Net increase (decrease)	2,461	-	487,981	106,733	(24,476)	225,578	-	63,847

2022 (Continued)	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
Units purchased	48,217	492,715	87,589	545,338	17,830	389,312	181,116	6,618
Units withdrawn	(97,176)	(927,075)	(84,805)	(947,796)	(20,017)	(683,528)	(258,957)	(13,159)
Units transferred between Divisions and to/from General Account	(27,280)	(22,378)	17,573	(88,745)	18,829	17,770	(3,173)	(6,938)
Net increase (decrease)	(76,239)	(456,738)	20,357	(491,203)	16,642	(276,446)	(81,014)	(13,479)

2022 (Continued)	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	MFS® Blended Research Core Equity Division
Units purchased	161,996	62,763	33,469	25,180	119,559	255,537	1,219	1,753
Units withdrawn	(337,985)	(2,072)	(48,347)	(50,586)	(285,648)	(309,344)	(1,219)	(1,753)
Units transferred between Divisions and to/from General Account	(2,917)	-	1,096	633	(803)	(3,951)	-	-
Net increase (decrease)	(178,906)	60,691	(13,782)	(24,773)	(166,892)	(57,758)	-	-

2022 (Continued)	MFS® Global Real Estate Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Growth Division
Units purchased	4,402	22	2,182	7,428	7,168	146,353	28	495
Units withdrawn	(130)	(98)	(4,308)	(168)	(9,843)	(2,457)	(209)	(1,095)
Units transferred between Divisions and to/from General Account	4,965	17,722	(5,857)	(71)	(4,971)	29,595	37,767	198,187
Net increase (decrease)	9,237	17,646	(7,983)	7,189	(7,646)	173,491	37,586	197,587
F-48

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2022 (Continued)	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Index Division
Units purchased	7,843	99,769	227,950	99,267	4	4,552	649,566	423,497
Units withdrawn	(7,866)	(2,034)	(444,353)	(129,669)	(28)	(134)	(1,094,248)	(1,246,144)
Units transferred between Divisions and to/from General Account	23	8,409	(12,023)	(86,618)	5,024	-	(54,413)	62,383
Net increase (decrease)	-	106,144	(228,426)	(117,020)	5,000	4,418	(499,095)	(760,264)

			MML	MML	MML	Inflation-	MML	MML
	MML	MML	Growth	High	Income &	Protected	Large Cap	Managed
	Foreign	Global	Allocation	Yield	Growth	and Income	Growth	Bond
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	32,873	1,083	856	2,260	47	75,398	15,904	174,636
Units withdrawn	(889)	(162)	(1,666)	(2,260)	(345)	(69,878)	(682)	(291,620)
Units transferred between Divisions and to/from General Account	27,335	18,652	169,811	-	62,549	(5,463)	37,699	44,947
Net increase (decrease)	59,319	19,573	169,001	-	62,251	57	52,921	(72,037)

				MML
	MML	MML	MML	Short	MML	MML	MML	MML
	Managed	Mid Cap	Moderate	Duration	Small Cap	Small Cap	Small Mid Cap	Total Return
	Volatility	Growth	Allocation	Bond	Equity	Growth Equity	Value	Bond
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	45,363	85,759	32	4,433	95,167	81,690	297	11,252
Units withdrawn	(60,425)	(16,260)	(232)	(130)	(165,048)	(100,409)	(297)	(248)
Units transferred between Divisions and to/from General Account	1,476	-	41,979	-	(15,643)	368,745	-	(357)
Net increase (decrease)	(13,586)	69,499	41,779	4,303	(85,524)	350,026	-	10,647

	MML U.S.	PIMCO			T. Rowe	T. Rowe Price		T. Rowe Price
	Government	Global Bond	PIMCO	PIMCO	Limited - Term	Blue Chip	T. Rowe Price	Mid-Cap
	Money Market	Opportunities	Real Return	Total Return	Bond	Growth	Equity Income	Growth
2022 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	2,868,290	36,088	3	24	448	25,578	71,718	191,439
Units withdrawn	(1,031,513)	(1,171)	(9)	(88)	(11)	(41,893)	(115,628)	(517,189)
Units transferred between Divisions and to/from General Account	(1,652,969)	45,186	1,769	15,922	32	(9,430)	130,746	(26,728)
Net increase (decrease)	183,808	80,103	1,763	15,858	469	(25,745)	86,836	(352,478)

F-49

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2022 (Continued)	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short Term Investment Division
Units purchased	122,913	5,912	13,828	59,410	29,818	163,934	22,104	40,601
Units withdrawn	(147,903)	(1,660)	(305)	(1,963)	(901)	(3,140)	(1,640)	(380)
Units transferred between Divisions and to/from General Account	89,226	-	(1,067)	-	33,429	-	6,040	-
Net increase (decrease)	64,236	4,252	12,456	57,447	62,346	160,794	26,504	40,221

2021	American Century VP Disciplined Core Value Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Index 500 Sub-Account	Franklin Small Cap Value VIP Division
Units purchased	331,582	20,620	87,994	64,834	28,638	379,465	-	31,303
Units withdrawn	(945,638)	(52,072)	(170,618)	(171,202)	(85,545)	(987,673)	(93)	(52,240)
Units transferred between Divisions and to/from General Account	140,084	5,867	66,878	(225,777)	13,025	(112,260)	-	(21,219)
Net increase (decrease)	(473,972)	(25,585)	(15,746)	(332,145)	(43,882)	(720,469)	(93)	(42,157)

2021 (Continued)	Goldman Sachs Strategic Growth Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division
Units purchased	40,271	44,418	390,586	85,258	463,617	13,365	315,249	164,639
Units withdrawn	(83,613)	(148,038)	(1,029,848)	(99,430)	(1,274,853)	(164,643)	(681,792)	(302,286)
Units transferred between Divisions and to/from General Account	(2,645)	(105,681)	(53,556)	26,708	(135,494)	(219,283)	(76,292)	68,961
Net increase (decrease)	(45,988)	(209,302)	(692,819)	12,536	(946,730)	(370,561)	(442,835)	(68,686)

F-50

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

						Janus
	Invesco V.I.			Janus	Janus	Henderson	MFS®	MFS®
	Health	Invesco V.I.	Invesco V.I.	Henderson	Henderson	Global	Investors	New
	Care	Main Street	Technology	Balanced	Forty	Research	Trust	Discovery
2021 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	10,345	188,795	24,477	23,985	126,011	278,845	3,228	4,726
Units withdrawn	(12,436)	(355,056)	(32,288)	(38,192)	(374,705)	(550,237)	(4,513)	(19,112)
Units transferred between Divisions and to/from General Account	31,220	(30,924)	129,658	9,844	3,391	(82,066)	(671)	22,039
Net increase (decrease)	29,129	(197,185)	121,847	(4,363)	(245,303)	(353,458)	(1,956)	7,652

					MML
		MML		MML	Inflation-	MML	MML	MML
	MML	Blue Chip	MML	Equity	Protected	Managed	Managed	Small Cap
	Blend	Growth	Equity	Index	and Income	Bond	Volatility	Equity
2021 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	223,316	70,688	634,913	399,702	57,918	161,664	40,851	78,848
Units withdrawn	(537,137)	(252,455)	(1,589,531)	(979,140)	(71,177)	(286,195)	(218,761)	(239,200)
Units transferred between Divisions and to/from General Account	19,227	86,956	(11,744)	(104,955)	(15,935)	122,763	(139,279)	(78,323)
Net increase (decrease)	(294,594)	(94,811)	(966,362)	(684,393)	(29,194)	(1,769)	(317,189)	(238,674)

	MML	MML U.S.	T. Rowe Price		T. Rowe Price	Templeton
	Small Cap	Government	Blue Chip	T. Rowe Price	Mid-Cap	Foreign
	Growth Equity	Money Market	Growth	Equity Income	Growth	VIP
2021 (Continued)	Division	Division	Division	Division	Division	Division
Units purchased	44,763	649,496	16,649	58,017	176,011	107,697
Units withdrawn	(110,918)	(4,127,465)	(85,709)	(134,067)	(499,114)	(209,078)
Units transferred between Divisions and to/from General Account	29,638	2,980,661	(50,586)	(16,165)	(92,665)	112,836
Net increase (decrease)	(36,517)	(497,308)	(119,646)	(92,216)	(415,768)	11,454
F-51

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

	A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years or periods in the five-year period ended December 31, 2022 follows:

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
American Century VP Capital Appreciation Division
2022	16,242	$-	-	$0.73	$11,860	-%	-%	-	0.60%	-%	-	(28.11)%
American Century VP Disciplined Core Value Division
2022	7,888,083	3.50	to	4.06	27,707,765	1.76	0.25	to	0.55	(13.21)	to	(12.95)
2021	8,286,224	4.04	to	4.66	33,489,182	1.07	0.25	to	0.55	22.97	to	23.34
2020	8,760,196	3.28	to	3.78	28,800,968	1.96	0.25	to	0.55	11.20	to	11.53
2019	9,124,491	2.95	to	3.39	26,997,125	2.08	0.25	to	0.55	23.27	to	23.64
2018	9,826,844	2.40	to	2.74	23,564,798	1.92	0.25	to	0.55	(7.38)	to	(7.10)
American Century VP International Division
2022	73,505	-	-	0.77	56,372	0.01	-	-	0.60	-	-	(24.75)
American Century VP Value Division
2022	522,275	4.80	to	5.09	2,563,563	2.08	0.25	to	0.55	(0.01)	to	0.29
2021	565,187	4.80	to	5.07	2,766,523	1.74	0.25	to	0.55	23.83	to	24.20
2020	590,772	3.88	to	4.09	2,330,862	2.37	0.25	to	0.55	0.42	to	0.73
2019	578,422	3.86	to	4.06	2,264,246	2.11	0.25	to	0.55	26.34	to	26.72
2018	640,768	3.05	to	3.20	1,986,152	1.65	0.25	to	0.55	(9.65)	to	(9.38)
American Funds® Asset Allocation Division
2022	2,630,594	3.83	to	4.06	10,357,028	1.93	0.25	to	0.55	(13.88)	to	(13.62)
2021	2,597,036	4.44	to	4.70	11,859,082	1.54	0.25	to	0.55	14.47	to	14.81
2020	2,612,782	3.88	to	4.09	10,395,398	1.71	0.25	to	0.55	11.84	to	12.18
2019	2,614,285	3.47	to	3.65	9,278,560	1.95	0.25	to	0.55	20.57	to	20.93
2018	2,613,126	2.88	to	3.02	7,690,186	1.63	0.25	to	0.55	(5.13)	to	(4.84)
American Funds® Growth-Income Division
2022	1,942,734	5.01	to	5.32	9,958,087	1.29	0.25	to	0.55	(16.95)	to	(16.70)
2021	1,978,822	6.04	to	6.39	12,199,405	1.11	0.25	to	0.55	23.41	to	23.79
2020	2,310,967	4.89	to	5.16	11,567,104	1.38	0.25	to	0.55	12.92	to	13.26
2019	2,357,671	4.33	to	4.55	10,430,144	1.71	0.25	to	0.55	25.44	to	25.82
2018	2,397,514	3.45	to	3.62	8,442,286	1.38	0.25	to	0.55	(2.33)	to	(2.03)
American Funds® IS Bond Division
2022	4,392	-	-	0.87	3,833	2.58	-	-	0.60	-	-	(12.49)
American Funds® IS Global Growth Division
2022	15,311	-	-	0.77	11,814	1.26	-	-	0.60	-	-	(24.54)
American Funds® IS New World Division
2022	14,775	-	-	0.79	11,718	2.91	-	-	0.60	-	-	(21.86)
BlackRock High Yield V.I. Division
2022	45,254	-	-	0.90	40,891	4.75	-	-	0.60	-	-	(10.35)
BlackRock Small Cap Index V.I. Division
2022	148,632	-	-	0.82	121,493	2.04	-	-	0.60	-	-	(20.63)
BlackRock Total Return V.I. Division
2022	-	-	-	0.86	-	1.40	-	-	0.60	-	-	(14.06)
F-52

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
BNY Mellon MidCap Stock Division
2022	-	$-	-	$0.89	$-	0.56%	-%	-	0.60%	-%	-	(14.28)%
Delaware Ivy VIP Science and Technology Division[4]
2022	-	-	-	0.70	-	-	-	-	0.60	-	-	(31.84)
Delaware VIP® Emerging Markets Division
2022	90,421	-	-	0.73	66,402	0.33	-	-	0.60	-	-	(27.81)
Delaware VIP® Small Cap Value Division
2022	8,492	-	-	0.91	7,710	0.16	-	-	0.60	-	-	(12.36)
DFA VA International Small Division
2022	49,773	-	-	0.85	42,517	4.67	-	-	0.60	-	-	(17.64)
DFA VA U.S. Targeted Value Division
2022	60,359	-	-	0.99	60,005	2.23	-	-	0.60	-	-	(4.21)
DFA VIT Inflation-Protected Division
2022	18,385	-	-	0.88	16,254	14.26	-	-	0.60	-	-	(12.45)
DWS Small Cap Index Division
2022	1,049,211	3.76	to	4.17	4,075,492	0.92	0.25	to	0.55	(21.07)	to	(20.83)
2021	1,101,337	4.76	to	5.27	5,419,937	0.83	0.25	to	0.55	13.87	to	14.22
2020	1,145,219	4.18	to	4.61	4,937,438	1.10	0.25	to	0.55	18.78	to	19.13
2019	1,157,374	3.52	to	3.87	4,193,953	1.06	0.25	to	0.55	24.54	to	24.91
2018	1,216,115	2.83	to	3.10	3,529,023	0.94	0.25	to	0.55	(11.72)	to	(11.45)
Fidelity® Growth Division
2022	22,685	-	-	0.76	17,312	0.23	-	-	0.60	-	-	(24.52)
Fidelity® VIP Contrafund® Division
2022	11,560,924	5.51	to	6.75	63,406,218	0.51	0.25	to	0.55	(26.72)	to	(26.50)
2021	12,140,233	7.52	to	9.18	90,757,280	0.06	0.25	to	0.55	27.13	to	27.52
2020	12,860,701	5.92	to	7.20	75,496,258	0.25	0.25	to	0.55	29.85	to	30.24
2019	13,448,613	4.56	to	5.53	60,806,457	0.46	0.25	to	0.55	30.86	to	31.25
2018	14,359,271	3.48	to	4.21	49,620,506	0.70	0.25	to	0.55	(6.89)	to	(6.61)
Fidelity® VIP Extended Market Index Division
2022	183,005	-	-	0.84	154,173	1.97	-	-	0.60	-	-	(18.30)
Fidelity® VIP Freedom 2025 Division
2022	112,120	-	-	0.85	94,841	2.01	-	-	0.60	-	-	(16.51)
Fidelity® VIP Freedom 2030 Division
2022	5,345	-	-	0.84	4,504	1.86	-	-	0.60	-	-	(16.94)
Fidelity® VIP Freedom 2035 Division
2022	57,680	-	-	0.84	48,292	1.99	-	-	0.60	-	-	(17.75)
Fidelity® VIP Freedom 2040 Division
2022	79,449	-	-	0.83	66,312	2.51	-	-	0.60	-	-	(18.30)
Fidelity® VIP Freedom 2045 Division
2022	28,092	-	-	0.83	23,440	1.13	-	-	0.60	-	-	(18.30)
Fidelity® VIP Freedom 2050 Division
2022	17,147	-	-	0.83	14,306	1.11	-	-	0.60	-	-	(18.35)
F-53

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Fidelity® VIP Freedom 2055 Division
2022	42,857	$-	-	$0.83	$35,748	2.50%	-%	-	0.60%	-%	-	(18.36)%
Fidelity® VIP Freedom 2060 Division
2022	14,592	-	-	0.83	12,178	1.63	-	-	0.60	-	-	(18.27)
Fidelity® VIP Freedom 2065 Division
2022	511	-	-	0.83	426	2.49	-	-	0.60	-	-	(18.32)
Fidelity® VIP Freedom Income Division
2022	2,462	-	-	0.88	2,173	2.14	-	-	0.60	-	-	(12.06)
Fidelity® VIP Index 500 Sub-Account (Initial Class)
2022	-	-	-	8.13	(1)	-	-	-	0.55	-	-	(18.94)
2021	-	-		10.03	-	-	-		0.90	-		27.43
2020	93	-		7.87	732	5.11	-		0.90	-		17.18
2019	27	-		6.71	180	-	-		0.90	-		30.17
2018	125	-		5.16	646	0.83	-		0.90	-		(5.35)
Fidelity® VIP Index 500 Sub-Account (Service Class)
2022	487,980	-		0.83	407,222	1.97	-		0.60	-		-
Fidelity® VIP International Index Sub-Account
2022	106,733	-		0.86	91,354	3.00	-		0.60	-		(16.21)
Franklin Small Cap Value VIP Division
2022	766,735	5.55	to	5.89	4,114,825	0.97	0.25	to	0.55	(10.56)	to	(10.29)
2021	791,211	6.20	to	6.56	5,020,912	1.00	0.25	to	0.55	24.68	to	25.05
2020	833,367	4.98	to	5.25	4,241,739	1.46	0.25	to	0.55	4.61	to	4.93
2019	802,665	4.76	to	5.00	3,894,371	1.05	0.25	to	0.55	25.65	to	26.03
2018	890,312	3.79	to	3.97	3,431,427	0.92	0.25	to	0.55	(13.36)	to	(13.09)
Goldman Sachs Mid Cap Value Division
2022	225,578	-		0.93	209,931	0.72	-	-	0.60	-	-	(9.99)
Goldman Sachs Small Cap Equity Insights Division
2022	-	-	-	0.83	-	-	-	-	0.60	-	-	(19.38)
Goldman Sachs Strategic Growth Division
2022	1,687,865	3.10	-	3.89	5,435,947	-	0.25	to	0.55	(32.89)	to	(32.68)
2021	1,624,019	4.62	to	5.78	7,767,679	-	0.25	to	0.55	21.26	to	21.62
2020	1,670,007	3.81	to	4.75	6,575,794	0.09	0.25	to	0.55	39.73	to	40.16
2019	1,826,851	2.73	to	3.39	5,136,197	0.30	0.25	to	0.55	34.78	to	35.19
2018	1,889,138	2.02	to	2.51	3,941,916	0.45	0.25	to	0.55	(1.58)	to	(1.29)
Invesco Oppenheimer V.I. International Growth Division
2022	1,458,660	2.50	to	2.66	3,747,356	-	0.25	to	0.55	(27.53)	to	(27.31)
2021	1,534,899	3.45	to	3.67	5,445,291	-	0.25	to	0.55	9.62	to	9.94
2020	1,744,201	3.14	to	3.33	5,653,505	1.02	0.25	to	0.55	20.83	to	21.20
2019	1,687,610	2.60	to	2.75	4,503,961	1.06	0.25	to	0.55	27.90	to	28.28
2018	1,810,428	2.03	to	2.14	3,772,990	0.87	0.25	to	0.55	(19.86)	to	(19.62)
Invesco V.I. Capital Appreciation Division
2022	12,388,585	3.85	to	4.55	44,834,018	-	0.25	to	0.55	(31.16)	to	(30.96)
2021	12,845,322	5.59	to	6.59	67,562,853	-	0.25	to	0.55	21.90	to	22.26
2020	13,538,141	4.59	to	5.39	58,489,775	-	0.25	to	0.55	35.84	to	36.25
2019	14,301,264	3.38	to	3.95	45,477,720	0.06	0.25	to	0.55	35.45	to	35.86
2018	15,131,374	2.49	to	2.91	35,509,634	0.32	0.25	to	0.55	(6.25)	to	(5.97)
F-54

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Core Plus Bond Division[4]
2022	1,743,697	$1.40	to	$1.46	$2,604,427	1.93%	0.25%	to	0.55%	(14.50)%	to	(14.24)%
2021	1,723,340	1.63	to	1.82	3,005,336	2.13	0.25	to	0.55	(2.19)	to	(1.89)
2020	1,710,803	1.66	to	1.75	3,047,589	3.20	0.25	to	0.55	9.11	to	9.44
2019	1,694,776	1.52	to	1.60	2,761,946	3.25	0.25	to	0.55	8.92	to	9.25
2018	1,596,662	1.39	to	1.47	2,381,399	3.32	0.25	to	0.55	(1.57)	to	(1.27)
Invesco V.I. Discovery Mid Cap Growth Division [5]
2022	15,225,855	3.98	to	4.18	53,052,881	-	0.25	to	0.55	(31.36)	to	(31.15)
2021	15,717,057	5.80	to	6.07	80,082,095	-	0.25	to	0.55	18.45	to	18.80
2020	16,663,788	4.89	to	5.11	71,808,430	0.04	0.25	to	0.55	39.92	to	40.34
2019	17,492,552	3.50	to	3.64	54,051,679	-	0.25	to	0.55	38.60	to	39.02
2018	18,317,461	2.52	to	2.62	40,979,196	-	0.25	to	0.55	(6.60)	to	(6.32)
Invesco V.I. Diversified Dividend Division[4]
2022	321,772	1.95	to	2.07	646,113	1.99	0.25	to	0.55	(2.22)	to	(1.92)
2021	305,130	1.99	to	2.11	625,298	1.50	0.25	to	0.55	18.24	to	18.60
2020	675,691	1.68	to	1.78	1,182,698	3.02	0.25	to	0.55	(0.41)	to	(0.11)
2019	706,561	1.69	to	1.78	1,233,125	2.91	0.25	to	0.55	24.41	to	24.78
2018	798,018	1.36	to	1.42	1,120,214	2.36	0.25	to	0.55	(8.08)	to	(7.81)
Invesco V.I. Global Division
2022	8,825,282	5.54	to	6.09	45,622,416	-	0.25	to	0.55	(32.14)	to	(31.93)
2021	9,101,728	8.17	to	8.95	69,283,191	-	0.25	to	0.55	14.86	to	15.20
2020	9,544,563	7.11	to	7.77	63,229,251	0.71	0.25	to	0.55	26.94	to	27.32
2019	10,007,618	5.60	to	6.10	52,334,305	0.90	0.25	to	0.55	31.06	to	31.46
2018	10,707,153	4.28	to	4.64	42,654,246	0.99	0.25	to	0.55	(13.66)	to	(13.40)
Invesco V.I. Global Strategic Income Division[4]
2022	2,933,888	2.32	to	2.47	6,917,394	-	0.25	to	0.55	(11.95)	to	(11.68)
2021	3,014,902	2.64	to	2.80	8,063,814	4.74	0.25	to	0.55	(3.94)	to	(3.65)
2020	3,083,588	2.75	to	2.90	8,573,918	6.04	0.25	to	0.55	2.83	to	3.14
2019	3,071,827	2.67	to	2.82	8,291,801	3.75	0.25	to	0.55	10.20	to	10.53
2018	3,293,385	2.42	to	2.55	8,065,714	4.83	0.25	to	0.55	(4.92)	to	(4.64)
Invesco V.I. Health Care Division[4]
2022	221,693	4.70	to	4.98	1,059,257	-	0.25	to	0.55	(13.79)	to	(13.53)
2021	235,172	5.45	to	5.76	1,300,387	0.21	0.25	to	0.55	11.68	to	12.02
2020	206,043	4.88	to	5.14	1,021,762	0.34	0.25	to	0.55	13.83	to	14.17
2019	177,811	4.28	to	4.50	776,147	0.04	0.25	to	0.55	31.78	to	32.17
2018	229,079	3.25	to	3.41	760,838	-	0.25	to	0.55	0.35	to	0.65
Invesco V.I. Main Street Division
2022	4,492,401	3.06	to	4.47	14,057,896	1.48	0.25	to	0.90	(20.85)	to	(20.33)
2021	4,671,307	3.86	to	5.65	18,399,746	0.71	0.25	to	0.90	26.43	to	27.25
2020	4,868,492	3.79	to	4.47	15,106,840	1.51	0.25	to	0.90	12.92	to	13.66
2019	5,108,155	3.33	to	3.96	13,967,429	1.07	0.25	to	0.90	30.90	to	31.75
2018	5,429,391	2.53	to	3.02	11,302,578	1.15	0.25	to	0.90	(8.72)	to	(8.12)
Invesco V.I. Small Cap Equity Division[4]
2022	60,691	-	-	0.82	49,903	-	-	-	0.60	-	-	(20.51)
F-55

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Technology Division
2022	529,251	$2.12	to	$2.26	$1,140,631	-%	0.25%	to	0.55%	(40.28)%	to	(40.10)%
2021	543,034	3.54	to	3.77	1,959,176	-	0.25	to	0.55	13.78	to	14.13
2020	421,186	3.12	to	3.30	1,340,222	-	0.25	to	0.55	45.31	to	45.75
2019	435,268	2.14	to	2.27	952,543	-	0.25	to	0.55	35.13	to	35.54
2018	469,939	1.59	to	1.67	759,986	-	0.25	to	0.55	(1.00)	to	(0.70)
Janus Henderson Balanced Division
2022	942,788	4.03	to	4.28	3,859,458	0.98	0.25	to	0.55	(17.07)	to	(16.83)
2021	967,560	4.86	to	5.14	4,769,561	0.67	0.25	to	0.55	16.27	to	16.62
2020	971,923	4.18	to	4.41	4,117,190	1.52	0.25	to	0.55	13.40	to	13.74
2019	1,044,128	3.69	to	3.88	3,894,534	1.61	0.25	to	0.55	21.60	to	21.97
2018	1,126,226	3.03	to	3.18	3,449,976	1.76	0.25	to	0.55	(0.12)	to	0.18
Janus Henderson Forty Division
2022	4,272,388	3.83	to	4.10	16,768,158	0.19	0.25	to	0.55	(33.92)	to	(33.72)
2021	4,439,280	5.80	to	6.19	26,341,966	-	0.25	to	0.55	22.22	to	22.59
2020	4,684,583	4.74	to	5.05	22,730,497	0.27	0.25	to	0.55	38.64	to	39.05
2019	4,977,104	3.42	to	3.63	17,397,583	0.15	0.25	to	0.55	36.41	to	36.82
2018	5,358,466	2.51	to	2.65	13,702,835	-	0.25	to	0.55	1.42	to	1.73
Janus Henderson Global Research Division
2022	6,484,464	1.61	to	1.73	10,671,243	1.06	0.25	to	0.55	(19.85)	to	(19.61)
2021	6,542,222	2.01	to	2.15	13,413,815	0.52	0.25	to	0.55	17.44	to	17.80
2020	6,895,680	1.71	to	1.82	12,046,888	0.73	0.25	to	0.55	19.40	to	19.76
2019	7,180,994	1.43	to	1.52	10,493,358	1.00	0.25	to	0.55	28.34	to	28.72
2018	7,475,900	1.12	to	1.18	8,499,705	1.14	0.25	to	0.55	(7.38)	to	(7.10)
JPMorgan Insurance Trust U.S. Equity Division
2022	-	-	-	0.83	-	0.89	-	-	0.60	-	-	(18.69)
MFS® Blended Research Core Equity Division
2022	-	-	-	0.86	-	1.48	-	-	0.60	-	-	(16.00)
MFS® Global Real Estate Division
2022	9,237	-	-	0.76	7,015	1.49	-	-	0.60	-	-	(26.94)
MFS® International Intrinsic Value Division
2022	17,645	-	-	0.78	13,707	0.83	-	-	0.60	-	-	(23.56)
MFS® Investors Trust Division
2022	35,596	5.13	to	5.44	187,757	0.67	0.25	to	0.55	(16.95)	to	(16.70)
2021	43,579	6.17	to	6.53	276,832	0.61	0.25	to	0.55	26.12	to	26.50
2020	45,535	4.89	to	5.16	228,659	0.63	0.25	to	0.55	13.24	to	13.58
2019	53,540	4.32	to	4.54	237,080	0.71	0.25	to	0.55	30.86	to	31.25
2018	52,641	3.30	to	3.46	177,681	0.65	0.25	to	0.55	(6.01)	to	(5.72)
MFS® Mid Cap Value Division
2022	7,189	-	-	0.94	6,771	1.26	-	-	0.60	-	-	(8.79)
MFS® New Discovery Division
2022	198,893	5.73	to	6.07	1,153,678	-	0.25	to	0.55	(30.14)	to	(29.93)
2021	206,540	8.20	to	8.67	1,713,165	-	0.25	to	0.55	1.24	to	1.55
2020	198,887	8.09	to	8.54	1,629,179	-	0.25	to	0.55	45.09	to	45.52
2019	189,676	5.58	to	5.87	1,065,022	-	0.25	to	0.55	40.92	to	41.35
2018	208,884	3.96	to	4.15	835,012	-	0.25	to	0.55	(2.02)	to	(1.72)
MFS® Value Division
2022	173,491	-	to	0.96	167,026	1.25	-	to	0.60	-	to	(5.91)
F-56

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Aggressive Allocation Division
2022	37,587	$-	-	$0.86	$32,245	2.17%	-%	-	0.60%	-%	-	(15.90)%
MML American Funds Growth Division
2022	197,587	-	-	0.71	141,183	0.46	-	-	0.60	-	-	(30.29)
MML American Funds International Division
2022	-	-	-	-	-	24.93	-	-	0.60	-	-	(100.00)
MML Balanced Allocation Division[6]
2022	106,143	-	-	0.86	91,521	4.47	-	-	0.60	-	-	(14.73)
MML Blend Division
2022	5,365,568	3.10	to	3.44	17,184,867	1.36	0.25	to	0.55	(17.05)	to	(16.80)
2021	5,593,994	3.74	to	4.13	21,565,470	2.11	0.25	to	0.55	14.39	to	14.74
2020	5,888,589	3.27	to	3.60	19,854,871	-	0.25	to	0.55	12.25	to	12.58
2019	6,148,181	2.91	to	3.20	18,443,353	2.43	0.25	to	0.55	20.72	to	21.08
2018	6,842,518	2.41	to	2.64	16,949,222	2.14	0.25	to	0.55	(4.87)	to	(4.58)
MML Blue Chip Growth Division
2022	2,081,871	2.05	to	2.94	4,393,641	-	0.25	to	0.55	(39.83)	to	(39.65)
2021	2,198,892	3.40	to	4.88	7,706,004	-	0.25	to	0.55	15.70	to	16.05
2020	2,293,703	2.94	to	4.20	6,938,832	-	0.25	to	0.55	33.67	to	34.07
2019	2,449,014	2.20	to	3.14	5,530,604	-	0.25	to	0.55	29.13	to	29.52
2018	2,640,840	1.70	to	2.42	4,611,901	-	0.25	to	0.55	1.32	to	1.62
MML Conservative Allocation Division
2022	5,000	-	-	0.86	4,299	4.13	-	-	0.60	-	-	(14.74)
MML Dynamic Bond Division
2022	4,418	-	-	0.86	3,801	4.01	-	-	0.60	-	-	(13.98)
MML Equity Division
2022	13,196,820	3.08	to	3.39	41,303,532	1.62	0.25	to	0.55	(5.17)	to	(4.88)
2021	13,695,916	3.25	to	3.56	45,209,185	1.66	0.25	to	0.55	29.55	to	29.94
2020	14,662,278	2.51	to	2.74	37,318,429	2.33	0.25	to	0.55	2.46	to	2.77
2019	15,654,868	2.45	to	2.67	38,922,493	2.05	0.25	to	0.55	25.23	to	25.61
2018	16,800,264	1.95	to	2.12	33,311,537	1.77	0.25	to	0.55	(10.49)	to	(10.22)
MML Equity Index Division
2022	12,677,806	3.97	to	4.68	49,911,583	1.24	0.25	to	0.55	(18.80)	to	(18.55)
2021	13,438,070	4.89	to	5.75	64,913,639	1.43	0.25	to	0.55	27.67	to	28.05
2020	14,122,463	3.83	to	4.49	53,409,222	1.86	0.25	to	0.55	17.57	to	17.92
2019	14,958,794	3.26	to	3.81	48,088,655	2.92	0.25	to	0.55	30.34	to	30.73
2018	15,685,840	2.50	to	2.91	38,725,566	1.69	0.25	to	0.55	(5.16)	to	(4.87)
MML Foreign Division
2022	59,319	-	-	0.88	52,376	3.92	-	-	0.60	-	-	(14.58)
MML Global Division
2022	19,572	-	-	0.84	16,489	2.48	-	-	0.60	-	-	(18.00)
MML Growth Allocation Division
2022	169,001	-	-	0.86	145,598	4.61	-	-	0.60	-	-	(15.30)
MML High Yield Division
2022	-	-	-	0.89	-	17.66	-	-	0.60	-	-	(11.72)
F-57

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Income & Growth Division
2022	62,250	$-	-	$1.02	$63,645	1.49%	-%	-	0.60%	-%	-	(0.31)%
MML Inflation-Protected and Income Division
2022	780,434	1.74	to	1.85	1,377,748	2.66	0.25	to	0.55	(13.82)	to	(13.56)
2021	780,377	2.02	to	2.14	1,598,174	1.05	0.25	to	0.55	5.82	to	6.13
2020	809,571	1.91	to	2.02	1,567,317	0.11	0.25	to	0.55	10.51	to	10.84
2019	815,083	1.73	to	1.82	1,426,208	2.44	0.25	to	0.55	7.72	to	8.04
2018	797,974	1.61	to	1.69	1,298,491	3.05	0.25	to	0.55	(1.84)	to	(1.54)
MML Large Cap Growth Division
2022	52,920	-	to	0.73	38,599	-	-	to	0.60	-	to	(27.55)
MML Managed Bond Division
2022	3,574,803	2.19	to	2.43	8,063,734	3.10	0.25	to	0.55	(15.47)	to	(15.22)
2021	3,646,841	2.59	to	2.86	9,722,049	3.17	0.25	to	0.55	0.26	to	0.56
2020	3,648,610	2.58	to	2.85	9,681,421	0.10	0.25	to	0.55	7.12	to	7.44
2019	3,657,379	2.41	to	2.65	9,052,047	3.70	0.25	to	0.55	9.21	to	9.54
2018	3,954,099	2.21	to	2.42	8,964,865	3.49	0.25	to	0.55	(0.99)	to	(0.69)
MML Managed Volatility Division
2022	772,465	2.07	to	2.21	1,663,432	0.48	0.25	to	0.55	(12.53)	to	(12.27)
2021	786,050	2.37	to	2.52	1,930,357	0.85	0.25	to	0.55	10.93	to	11.26
2020	1,103,239	2.13	to	2.26	2,450,343	1.36	0.25	to	0.55	6.10	to	6.41
2019	1,173,098	2.01	to	2.13	2,450,638	1.55	0.25	to	0.55	11.28	to	11.62
2018	1,252,863	1.81	to	1.91	2,347,098	1.22	0.25	to	0.55	(5.21)	to	(4.93)
MML Mid Cap Growth Division
2022	69,499	-	-	0.77	53,370	-	-	-	0.60	-	-	(25.11)
MML Moderate Allocation Division
2022	41,779	-	-	0.86	36,023	3.48	-	-	0.60	-	-	(14.97)
MML Short Duration Bond Division
2022	4,303	-	-	0.92	3,967	3.45	-	-	0.60	-	-	(7.79)
MML Small Cap Equity Division
2022	2,727,693	4.79	to	5.50	14,569,026	0.71	0.25	to	0.55	(16.34)	to	(16.09)
2021	2,813,218	5.71	to	6.58	18,003,983	0.43	0.25	to	0.55	22.08	to	22.45
2020	3,051,892	4.66	to	5.39	15,989,571	0.54	0.25	to	0.55	20.03	to	20.39
2019	3,218,346	3.87	to	4.49	14,044,785	0.47	0.25	to	0.55	25.77	to	26.15
2018	3,552,052	3.07	to	3.57	12,297,663	0.49	0.25	to	0.55	(10.68)	to	(10.41)
MML Small Cap Growth Equity Division
2022	2,077,144	3.63	to	4.86	6,638,520	-	0.25	to	0.55	(23.58)	to	(23.35)
2021	1,727,118	4.75	to	6.34	8,407,549	-	0.25	to	0.55	6.72	to	7.04
2020	1,763,635	4.45	to	5.93	8,040,806	-	0.25	to	0.55	34.88	to	35.28
2019	1,911,001	3.30	to	4.38	6,452,654	-	0.25	to	0.55	33.59	to	33.99
2018	2,044,332	2.47	to	3.27	5,156,864	-	0.25	to	0.55	(5.40)	to	(5.11)
MML Small Mid Cap Value Division
2022	-	-	-	0.87	-	1.56	-	-	0.60	-	-	(15.69)
MML Total Return Bond Division
2022	10,646	-	-	0.85	9,073	2.14	-	-	0.60	-	-	(14.70)
F-58

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML U.S. Government Money Market Division
2022	6,738,678	$1.25	to	$1.38	$8,366,620	1.15%	0.25%	to	0.55%	0.66%	to	0.97%
2021	6,554,870	1.24	to	1.36	8,229,386	-	0.25	to	0.55	(0.55)	to	(0.24)
2020	7,052,178	1.24	to	1.37	8,882,862	0.20	0.25	to	0.55	(0.32)	to	(0.02)
2019	5,709,215	1.25	to	1.37	7,218,814	1.69	0.25	to	0.55	1.15	to	1.45
2018	5,787,520	1.23	to	1.35	7,227,882	1.32	0.25	to	0.55	0.78	to	1.08
PIMCO Global Bond Opportunities Division
2022	80,102	-	-	0.89	71,625	1.15	-	-	0.60	-	-	(11.01)
PIMCO Real Return Division
2022	1,762	-	-	0.89	1,571	2.87	-	-	0.60	-	-	(11.91)
PIMCO Total Return Division
2022	15,857	-	-	0.86	13,592	1.54	-	-	0.60	-	-	(14.31)
T Rowe Limited - Term Bond Division
2022	470	-	-	0.96	449	1.94	-	-	0.60	-	-	(4.52)
T. Rowe Price Blue Chip Growth Division
2022	739,801	5.32	to	5.65	4,008,886	-	0.25	to	0.55	(38.84)	to	(38.66)
2021	765,546	8.70	to	9.21	6,779,214	-	0.25	to	0.55	16.98	to	17.33
2020	885,192	7.44	to	7.85	6,711,833	-	0.25	to	0.55	33.54	to	33.94
2019	888,438	5.57	to	5.86	5,038,063	-	0.25	to	0.55	29.18	to	29.56
2018	1,040,970	4.31	to	4.52	4,564,381	-	0.25	to	0.55	1.35	to	1.66
T. Rowe Price Equity Income Division
2022	1,620,257	4.38	to	4.64	7,235,090	1.89	0.25	to	0.55	(3.87)	to	(3.58)
2021	1,533,421	4.55	to	4.82	7,109,686	1.56	0.25	to	0.55	24.86	to	25.24
2020	1,625,637	3.65	to	3.85	6,023,493	2.36	0.25	to	0.55	0.63	to	0.93
2019	1,608,988	3.62	to	3.81	5,920,017	2.30	0.25	to	0.55	25.71	to	26.08
2018	1,829,447	2.88	to	3.02	5,343,235	2.00	0.25	to	0.55	(10.00)	to	(9.73)
T. Rowe Price Mid-Cap Growth Division
2022	6,602,436	8.48	to	9.44	54,630,553	-	0.25	to	0.55	(23.00)	to	(22.77)
2021	6,954,914	11.02	to	12.22	74,689,436	-	0.25	to	0.55	14.22	to	14.56
2020	7,370,682	9.65	to	10.67	69,088,919	-	0.25	to	0.55	23.13	to	23.50
2019	7,890,891	7.84	to	8.64	60,043,741	0.13	0.25	to	0.55	30.57	to	30.96
2018	8,562,823	6.00	to	6.60	49,886,897	-	0.25	to	0.55	(2.57)	to	(2.28)
Templeton Foreign VIP Division
2022	2,303,149	1.63	to	1.86	3,880,577	3.04	0.25	to	0.55	(8.11)	to	(7.84)
2021	2,238,912	1.77	to	2.01	4,092,397	1.85	0.25	to	0.55	3.59	to	3.90
2020	2,227,458	1.71	to	1.94	3,928,060	3.38	0.25	to	0.55	(1.70)	to	(1.40)
2019	2,414,470	1.74	to	1.96	4,322,882	1.74	0.25	to	0.55	11.91	to	12.25
2018	2,456,078	1.56	to	1.75	3,923,591	2.71	0.25	to	0.55	(15.91)	to	(15.65)
Templeton Global Bond VIP Division
2022	4,252	-	-	0.95	4,057	-	-	-	0.60	-	-	(4.85)
Vanguard VIF Balanced Division
2022	12,456	-	-	0.87	10,823	0.43	-	-	0.60	-	-	(14.30)
Vanguard VIF Capital Growth Division
2022	57,447	-	-	0.87	49,870	0.90	-	-	0.60	-	-	(15.49)
Vanguard VIF Diversified Value Division
2022	62,345	-	-	0.90	56,214	-	-	-	0.60	-	-	(11.49)
F-59

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Vanguard VIF Equity Income Division
2022	160,794	$-	-	$1.02	$164,523	1.29%	-%	-	0.60%	-%	-	(0.66)%
Vanguard VIF Real Estate Index Division
2022	26,504	-	-	0.77	20,448	0.32	-	-	0.60	-	-	(26.30)
Vanguard VIF Short Term Investment Division
2022	40,221	-	-	0.94	37,954	-	-	-	0.60	-	-	(5.72)

[1]The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division/sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division/sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the division/sub-account invests.
[2]The expense ratios represent the annualized policy expense of the divisions of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.
[4]See Note 2 to the financial statements for the previous name of this division.
[5]After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the division name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond. Financial highlights for the years 2018-2021 correspond to the Invesco V.I. Core Bond Division.
[6]For the period January 1, 2022 to November 4, 2022. Effective November 4, 2022 this Division liquidated and any contract value in the Division after the close of the New York Stock Exchange on November 4, 2022 was automatically transferred to the MML U.S. Government Money Market Division.
F-60

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The separate account assesses "current" charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

	Administrative Charge	Effective annual rate of 0.25% of the policy’s average daily net assets
	This charge is assessed through a reduction in unit values.	in the Separate Account

	Administrative Charge	$5 to $12 per month
This charge is assessed through a redemption of units.

	Mortality and Expense Risk Charge	Effective annual rate of 0.25% - 0.65% of the policy’s
	This charge is assessed through a reduction in unit values	assets held in the Separate Account.
or through the redemption of units.

	Face Amount Charge	$0.00 to $0.17 per $1,000 of face amount or charge is based
	This charge is assessed through a redemption of units.	on the initial selected face amount of the Policy

	Insurance Charge/Cost of Insurance Charge	$0.00 to $70.83 per $1,000 of insurance risk
This charge is assessed through a redemption of units.

	Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk
	This charge is assessed through a redemption of units.	$0.08 to $83.33 per $1,000 of face amount

	Loan Interest Rate Expense Charge	Effective annual rate of 0.00% to 1.50% of the loan amount
This charge is assessed through a redemption of units.
F-61

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account.
These charges are assessed through the redemption of units.

	A. Disability Benefit	$0.01 to $0.26 per $1 of monthly deductions
$0.00 to $0.09318 per $1,000 of insurance risk

	B. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

	C. Other Insured	$0.03 to $25.01 per $1,000 of insurance risk

	D. Waiver of Monthly Charges	$0.01 to $0.26 per $1 of monthly deductions

	E. Estate Protection	$0.00 to $14.97 per $1,000 of insurance risk

	F. Survivorship Term	$0.00 to $23.52 per $1,000 of insurance risk
$0.00 to $0.04 per $1,000 of face amount

	G. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

	H. Term Rider	$0.00 to $31.33 per $1,000 of insurance risk

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 8, 2023, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-62